UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
________________ Schedule 14A ________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Pasithea Therapeutics Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pasithea Therapeutics Corp.
1111 Lincoln Road, Suite 500
Miami Beach, Florida 33139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pasithea Therapeutics Corp. (the “Company”) will be held in a virtual meeting format on November 29, 2023 at 9:00 AM Eastern Time for the following purposes:

1.      Election of the director nominees named in this Proxy Statement to hold office until the next annual meeting of stockholders, or, if Proposal 5(A) is adopted, to hold office until the annual meeting of stockholders in accordance with the class of director to which each nominee will be assigned;

2.      Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board of Directors of the Company (the “Board”), to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders, with a corresponding reduction in the number of authorized shares of common stock (although not below 100,000,000 shares);

3.      Approval of the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”);

4.      Adoption and approval of an Amended and Restated Certificate of Incorporation (in the form attached hereto as Annex C) (the “Restated Certificate”), which Restated Certificate would also include the below amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders;

5(A). Adoption and approval of an amendment to the Certificate to classify our Board into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause;

5(B). Adoption and approval of an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent;

5(C). Adoption and approval of an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of common stock of the Company to amend our amended and restated bylaws (the “Bylaws”);

6.      Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

7.      Transacting such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each of the proposals comprising Proposal 4 and Proposal 5 (5(A), 5(B), and 5(C)) is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, if our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in the form attached hereto as Annex C. The Restated Certificate will include all of the changes contained in Proposals 5(A) through 5(C), in addition to the other changes to the Certificate for which we are not seeking separate stockholder approval, as set forth in Annex C.

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding the changes which are the subject of Proposals 5(A) through 5(C) that are not approved.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will be authorized to file an amendment to the Certificate to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto (the “Certificate of Amendment”).

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

The Board intends to amend and restate the Bylaws to be consistent with any changes to the Certificate approved by stockholders at the Annual Meeting.

Only stockholders of record as of the close of business on October 12, 2023, the date fixed by the Board as the record date for the Annual Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record of the Company as of the Record Date will be open for inspection during ordinary business hours for a period of 10 days ending on the day before the Annual Meeting date at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139.

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting. For more information on our virtual Annual Meeting, including details on how to attend the Annual Meeting, see the instructions under “Instructions for the Virtual Annual Meeting” on page 1 of this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of proxy submission described on your proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Any stockholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the President of the Company so that it is received no later than 5:00 p.m., EST on November 28, 2023; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the President of the Company so that it is received no later than 5:00 p.m., EST on November 28, 2023; or (iii) attending the Annual Meeting virtually and voting thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer. If you hold shares of common stock in street name, you must contact the firm or intermediary that holds your shares to change or revoke any prior voting instructions pursuant to such firm’s or intermediary’s procedures.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

If you have any questions about the procedures for admission to the Annual Meeting, please contact Patrick Gaynes, Corporate Communications at pgaynes@pasithea.com.

October 26, 2023	By Order of the Board of Directors,
/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer and Director

Page
INTRODUCTION	1
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	9
EXECUTIVE OFFICERS, NON-EXECUTIVE EMPLOYEES AND DIRECTORS	10
EXECUTIVE COMPENSATION	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	26
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28

PROPOSAL NO. 2 — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED AND/OR RESTATED FROM TIME TO TIME, AT THE DISCRETION OF THE BOARD, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-TWENTY (1:20), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS, WITH A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (THOUGH NOT BELOW 100,000,000 SHARES)

30
PROPOSAL NO. 3 — APPROVAL OF THE PASITHEA THERAPEUTICS CORP. 2023 STOCK INCENTIVE PLAN	40
PROPOSAL NO. 4 — ADOPTION AND APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WHICH AMENDED AND RESTATED CERTIFICATE WOULD ALSO INCLUDE THE BELOW AMENDMENTS TO EFFECT MATERIAL CHANGES SET FORTH AS SEPARATE PROPOSALS 5(A) THROUGH 5(C) IF AND TO THE EXTENT ANY SUCH PROPOSAL(S) ARE APPROVED BY THE STOCKHOLDERS	47
PROPOSAL NO. 5(A) — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED THREE-YEAR TERMS AND TO PROVIDE THAT REMOVAL OF DIRECTORS SHALL ONLY BE FOR CAUSE	50
PROPOSAL NO. 5(B) — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROHIBIT THE ABILITY OF STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT	54
PROPOSAL NO. 5(C) — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE INCORPORATION TO REQUIRE A VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF ALL THEN-OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY TO AMEND OUR BYLAWS	56
PROPOSAL NO. 6 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
PRINCIPAL ACCOUNTANT FEES AND SERVICES	59
AUDIT COMMITTEE REPORT	60
ADDITIONAL INFORMATION	61

i

PASITHEA THERAPEUTICS CORP.
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

November 29, 2023

INTRODUCTION

This Proxy Statement provides information for stockholders of Pasithea Therapeutics Corp. (“we,” “us,” “our,” “Pasithea” and the “Company”) as part of the solicitation of proxies by the Company and its Board of Directors (the “Board”) from holders of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for use at the Company’s annual meeting of stockholders to be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2023 at 9:00 a.m. Eastern Time on November 29, 2023, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders will be asked to vote either directly or by proxy on the following matters discussed herein:

1.      Election of the director nominees named in this Proxy Statement to hold office until the next annual meeting of stockholders, or, if Proposal 5(A) is adopted, to hold office until the annual meeting of stockholders in accordance with the class of director to which each nominee will be assigned;

2.      Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board, to effect a reverse stock split of our issued shares of Common Stock (the “Reverse Split”), at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20) (the “Approved Split Ratios”), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders, with a corresponding reduction in the number of authorized shares of Common Stock (though not below 100,000,000 shares);

3.      Approval of the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”);

4.      Adoption and approval of an Amended and Restated Certificate of Incorporation (in the form attached hereto as Annex C) (the “Restated Certificate”), which Restated Certificate would also include the below amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders;

5(A). Adoption and approval of an amendment to the Certificate to classify our Board into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause;

5(B). Adoption and approval of an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent;

5(C). Adoption and approval of an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of common stock of the Company to amend our amended and restated bylaws (the “Bylaws”);

6.      Ratification of the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

7.      Transacting such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each of the proposals comprising Proposal 4 and Proposal 5 (5(A), 5(B), and 5(C)) is an element of a comprehensive updating of the Company’s governing documents. Proposal 4 is being presented herein as a single proposal because we believe the changes to the Certificate included in Proposal 4 do not represent substantive changes to stockholder rights, but when taken together, represent best practices for corporate governance. The changes included in Proposal 5 are being presented as separate proposals because we believe they represent substantive changes to stockholder rights which require a separate stockholder vote under Securities and Exchange Commission (“SEC”) rules as well as being best practices for corporate governance. Accordingly, if our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in the form attached hereto as Annex C. The Restated Certificate will include all of the changes contained in Proposals 5(A) through 5(C), in addition to a number of other changes to the Certificate for which we are not seeking separate stockholder approval, as set forth in Annex C.

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding those changes which are the subject of Proposals 5(A) through 5(C) that are not approved. Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex C, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will be authorized to file an amendment to the Certificate to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto (the “Certificate of Amendment”). Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex D, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

The Board intends to amend and restate the Bylaws to be consistent with any changes to the Certificate approved by stockholders at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of submitting your proxy described on your proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2022, as amended, are available on the Internet at www.proxyvote.com. Under SEC rules, we are providing access to our proxy materials by sending you this full set of proxy materials.

You may attend the Annual Meeting and vote your shares during the Annual Meeting, even if you previously submitted your proxy to vote by the Internet, telephone or if you returned your proxy card. Your proxy may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, Florida, Attn: Secretary, submitting another proxy to vote by Internet or telephone, or attending the Annual Meeting and voting during the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

We include this Q&A section to provide some background information and brief answers to several questions you might have about the Annual Meeting. We encourage you to read this Proxy Statement in its entirety.

Why are we providing these materials?

The Board is providing these materials to you in connection with our Annual Meeting, which will take place on November 29, 2023, and will be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2023 beginning at 9:00 AM Eastern Time. Stockholders are invited to participate in the Annual Meeting and are requested to vote on the proposals described herein.

What information is contained in this Proxy Statement?

This Proxy Statement contains information relating to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers and other required information.

What proposals will be voted on at the Annual Meeting?

There are eight total proposals scheduled to be voted on at the Annual Meeting:

1.      Election of the director nominees named in this Proxy Statement to hold office until the next annual meeting of stockholders, or, if Proposal 5(A) is adopted, to hold office until the annual meeting of stockholders in accordance with the class of director to which each nominee will be assigned;

2.      Adoption and approval of an amendment to our Certificate at the discretion of the Board, to effect a reverse stock split of our issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders, with a corresponding reduction in the number of authorized shares of Common Stock (though not below 100,000,000 shares);

3.      Approval of the 2023 Incentive Plan;

4.      Adoption and approval of the Restated Certificate (in the form attached hereto as Annex C), which Restated Certificate would also include the below amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders;

5(A). Adoption and approval of an amendment to the Certificate to classify the Board into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause;

5(B). Adoption and approval of an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent;

5(C). Adoption and approval of an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of Common Stock to amend our Bylaws; and

6.      Ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We will also consider other business that properly comes before the Annual Meeting.

If our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Delaware Secretary of State in the form attached hereto as Annex C. The Restated Certificate will include all of the changes contained in Proposals 5(A) through 5(C), in addition to a number of other changes to the Certificate as set forth in Annex C and as further explained below in Proposal 4.

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding the changes which are the subject of those Proposals 5(A) through 5(C) that are not approved.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will be authorized to file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

The Board intends to amend and restate the Bylaws to be consistent with any changes to the Certificate approved by stockholders at the Annual Meeting.

What shares can I vote?

You may vote all shares of Common Stock that you owned as of the close of business on the record date, October 12, 2023 (the “Record Date”). You may cast one vote per share, including shares (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee. The proxy card will indicate the number of shares you owned as of the Record Date and may vote at the Annual Meeting.

As of the Record Date, there were 20,836,623 shares of Common Stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available at our headquarters at 1111 Lincoln Road, Suite 500, Miami Beach, Florida 33139 for a period of at least ten calendar days prior to the Annual Meeting ending on the day before the meeting date for examination by any stockholder.

What are the voting rights of stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting.

What is the difference between being a stockholder of record and a beneficial owner?

Many of our stockholders hold their shares through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record:    If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Annual Meeting.

Beneficial owner:    If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions and the instructions on the Notice.

How do stockholders vote?

If you are a stockholder of record, you may have your shares voted on matters presented at the Annual Meeting in any of the following ways:

•        During the Annual Meeting — You may attend the Annual Meeting virtually and cast your vote then. If you have already submitted a proxy to vote online, by telephone or by mail, your vote at the Annual Meeting will supersede your prior proxy.

•        By proxy — Stockholders of record have a choice of voting during the virtual meeting or submitting a proxy:

•        over the Internet at www.virtualshareholdermeeting.com/KTTA2023;

•        by using a toll-free telephone number noted on your proxy card; or

•        by executing and returning a proxy card and mailing it in the postage-paid envelope provided. Please allow sufficient time for delivery of your proxy card if you decide to vote by mail.

If you properly submit a proxy, and if your proxy is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If any other matter is presented, your proxy will vote in accordance with the proxy holders’ best judgment. At the time we mailed these proxy materials, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board. If you are a street name holder and wish to vote at the Annual Meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote over the Internet or by telephone. Please be aware that if you submit a proxy to vote by telephone or Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine” matter with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

Under the applicable rules governing such brokers, we believe the adoption and approval of the Reverse Split (Proposal 2) and the selection of Marcum as the Company’s independent registered public accounting firm (Proposal 6) are likely to be considered “routine” items. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions.

We believe the Proposal 1 (election of directors), Proposal 3 (equity incentive plan), Proposal 4 (amended and restated Certificate), Proposal 5(A) (classified Board), Proposal 5(B) (removal of action by written consent), and Proposal 5(C) (super majority vote to amend our Bylaws) are likely to be considered “non-routine,” which means that brokers cannot vote uninstructed shares with respect to these proposals when they do not receive voting instructions from you. Furthermore, if approvals of Proposal 2 and/or Proposal 6 are deemed by the New York Stock Exchange to be “non-routine” matters, brokers will not be permitted to vote on Proposal 2 and/or Proposal 6 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals.

Can I change my vote or revoke my proxy?

Yes, you may change your vote after you send in your proxy card or submit a proxy to vote your shares via the Internet or by telephone by following these procedures:

•        Submitting a new proxy online;

•        Submitting a new proxy by telephone;

•        Signing and returning a new proxy card bearing a later date, which will automatically revoke your earlier proxy instructions; or

•        Attending the Annual Meeting and voting during the Annual Meeting

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KTTA2023. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or Notice. The 15-digit control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The Annual Meeting will begin promptly at 9:00 AM Eastern Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for check in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have trouble accessing the Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance should you need it you may call Broadridge technical support at the number to be provided on the log-in page of the Annual Meeting on the day of the Annual Meeting.

What is a proxy holder?

We are designating our Chief Executive Officer and Chief Financial Officer to hold and vote all properly-tendered proxies (except votes “withheld”). If you have indicated a vote, they will vote accordingly. If you have left a vote blank, they will vote as the Board recommends. While we do not expect any other business to come up for a vote, if it does, they will vote in their discretion. If a director nominee is unwilling or unable to serve, the proxy holders will vote in their discretion for an alternative nominee.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

•        “FOR” the election of the Board’s nominees;

•        “FOR” the adoption and approval of the Reverse Split;

•        “FOR” the approval of the 2023 Incentive Plan;

•        “FOR” the adoption and approval of the Restated Certificate (in the form attached hereto as Annex C), which Restated Certificate would also include amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders;

•        “FOR” the adoption and approval of an amendment to the Certificate to classify our Board into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause;

•        “FOR” the adoption and approval of an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent;

•        “FOR” the adoption and approval of an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of Common Stock to amend our Bylaws; and

•        “FOR” the ratification of the appointment of Marcum.

What constitutes a quorum for the Annual Meeting?

Holders of 33 1/3% of all of the shares of the stock entitled to vote at the Annual Meeting, present in person or by proxy, shall constitute a quorum, permitting the Annual Meeting to conduct its business. As of the Record Date, there were 20,836,623 shares of Common Stock outstanding, all of which are entitled to be voted at the Annual Meeting. Both abstentions and “broker non-votes” are counted as present for the purpose of determining the presence of a quorum.

Whether or not a quorum is present or represented at the Annual Meeting, the Board, any committee of the Board, or the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time without further notice.

What vote is required to approve the election of directors (Proposal 1)?

Director nominees are elected by a plurality of the votes cast at the Annual Meeting. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. Therefore, if you do not vote for a nominee, or you “withhold” authority to vote for a nominee, your vote will not count either “for” or “against” the nominee. As a result, abstentions and “broker non-votes” will have no effect on the outcome of Proposal 1.

What vote is required to approve the Reverse Split (Proposal 2)?

Proposal 2 will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against” Proposal 2. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of Proposal 2.

What vote is required to approve the 2023 Incentive Plan (Proposal 3)?

Proposal 3 will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. As a result, abstentions will have the effect of a vote “Against” Proposal 3 and “broker non-votes”, if any, will have no effect on the outcome of Proposal 3.

What vote is required to adopt and approve the Restated Certificate, which Restated Certificate would also include amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders (Proposal 4)?

Proposal 4 will be approved with the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Common Stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 4.

What vote is required to adopt and approve an amendment to the Certificate to classify our Board into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause (Proposal 5(A))?

Proposal 5(A) will be approved with the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Common Stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 5(A).

What vote is required to adopt and approve an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent (Proposal 5(B))?

Proposal 5(B) will be approved with the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Common Stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 5(B).

What vote is required to adopt and approve an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of Common Stock to amend our Bylaws (Proposal 5(C))?

Proposal 5(C) will be approved with the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Common Stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 5(C).

What vote is required to ratify the selection of Marcum as the Company’s independent registered public accounting firm for fiscal year 2023 (Proposal 6)?

Proposal 6 will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, Proposal 6. As a result, abstentions will have the effect of a vote “Against” and “broker non-votes”, if any, will have no effect on the outcome of Proposal 6.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling and mailing the Notice and proxy card, along with the cost of posting the proxy materials on a website, are borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in doing so.

Who can attend the Annual Meeting?

Any Company stockholder as of the close of business on the Record Date may attend the Annual Meeting. Stockholders must present a valid control number in order to be admitted to the Annual Meeting. Even if you plan to attend the Annual Meeting, please submit a proxy to vote your shares.

Who should I call if I have any questions?

If you have any questions about the Annual Meeting, please email Gaston Galarza at gaston.galarza@broadridge.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business operates under the direction of the Board, which currently consists of five directors. All of our directors have one-year terms and stand for election annually, or, if Proposal 5(A) is approved and effected, directors will have three-year terms and will stand for election upon the expiration of the term of the class to which each director will be assigned by the Board following the Annual Meeting.

Dr. Tiago Reis Marques, Prof. Lawrence Steinman, Simon Dumesnil, Dr. Emer Leahy and Alfred Novak are the directors whose terms expire at the Annual Meeting. Our Board has nominated for election at the Annual Meeting the five individuals listed above to hold office until the next annual meeting of stockholders or until the expiration of his or her term as described below and in Proposal 5(A), or until his or her successor is elected or appointed or, if sooner, until such director’s death, resignation or removal.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. If any of the incumbent director nominees does not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named above. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named above. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Explanatory Note regarding Future Elections of Directors serving as a Classified Board

If our stockholders approve Proposal 5(A) and the approved amendment is effected, our Board will be divided into three classes for future elections. Each class will consist, as nearly as possible, of one-third of the total number of directors, and each class will have a three-year term. Our Board expects to assign Dr. Emer Leahy to Class I, and, if elected pursuant to Proposal 1, her initial term will expire at the annual meeting of stockholders in 2024. Our Board expects to assign Alfred Novak and Simon Dumesnil to Class II, and, if elected pursuant to Proposal 1, their initial term will expire at the annual meeting of stockholders in 2025. Our Board expects to assign Dr. Tiago Reis Marques and Prof. Lawrence Steinman to Class III, and, if elected pursuant to Proposal 1, their initial term will expire at the annual meeting of stockholders in 2026. To further understand how this change would impact future elections, please see Proposal 5(A).

THE BOARD RECOMMENDS
A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

EXECUTIVE OFFICERS, NON-EXECUTIVE EMPLOYEES AND DIRECTORS

The following table sets forth the name, age as of October 12, 2023, and position of the individuals who serve as directors and executive officers of the Company. The following also includes certain information regarding the individual experience, qualifications, attributes and skills of our directors and executive officers as well as brief statements of those aspects of our directors’ backgrounds that led us to conclude that they are qualified to serve as directors.

Name	Age	Position
Executive Officers
Dr. Tiago Reis Marques	46	Chief Executive Officer and Director
Daniel Schneiderman	45	Chief Financial Officer
Graeme Currie, PhD	57	Chief Development Officer
Non-Employee Directors
Prof. Lawrence Steinman(2)(3)	76	Executive Chairman and Co-Founder
Simon Dumesnil(1)(2)(3)	46	Director
Dr. Emer Leahy(1)(2)(3)	57	Director
Alfred Novak(1)	75	Director

____________

(1)      Member of the Audit Committee of the Board (the “Audit Committee”).

(2)      Member of the Compensation Committee of the Board (the “Compensation Committee”).

(3)      Member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

Executive Officers

Each executive officer serves at the discretion of our Board and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.

Dr. Tiago Reis Marques (Chief Executive Officer and Director) has served on our Board and as our Chief Executive Officer since August 2020. He is a senior clinical fellow at Imperial College London and a lecturer at the IoPPN, King’s College London. IoPPN is ranked second in the world for psychology and psychiatry by US News and Best Global Universities, and is home to one of the world’s largest centers for neuroscience research. Dr. Marques is also a psychiatrist at Maudsley Hospital. His research focuses on topics including the mechanism of action of psychiatric medication and novel treatment targets. During his career, he has obtained multiple awards for his research. Dr. Marques is an author or co-author of more than 100 scientific publications in peer-reviewed journals in psychiatry and neuroscience, has co-authored international treatment guidelines and written book chapters, including in the leading book in the field, “Neurobiology of Mental Illness.” We believe that Dr. Marques is qualified to serve on our Board due to his medical and scientific background.

Daniel Schneiderman (Chief Financial Officer) is a seasoned finance executive with over 20 years of experience in the areas of capital markets and finance operations. Mr. Schneiderman has served as our Chief Financial Officer since October 11, 2022 and as a consultant to the Company from July 1, 2022 through October 10, 2022. Prior to joining the Company, from January 2020 through February 2022 Mr. Schneiderman served as Chief Financial Officer of First Wave BioPharma, Inc. (Nasdaq: FWBI), a clinical stage biopharmaceutical company specializing in the development of targeted, non-systemic therapies for gastrointestinal (GI) diseases. Prior to joining First Wave, from November 2018 through December 2019, Mr. Schneiderman served as Chief Financial Officer of Biophytis SA, (ENXTPA: ALBPS; Nasdaq: BPTS) and its U.S. subsidiary, Biophytis, Inc., a European-based, clinical-stage biotechnology company focused on the development of drug candidates for age-related diseases, with a primary focus on neuromuscular diseases. From February 2012 through August 2018, Mr. Schneiderman served as Vice President of Finance, Controller and Secretary of MetaStat, Inc. (OTCQB: MTST), a publicly traded biotechnology company with a focus on Rx/Dx precision medicine solutions to treat patients with aggressive (metastatic) cancer. From 2008 through February 2012, Mr. Schneiderman was Vice President of Investment Banking at Burnham Hill Partners LLC, a boutique investment bank providing capital raising, advisory and merchant banking services primarily in the healthcare and biotechnology industries. From 2004 through 2008, Mr. Schneiderman served in various roles and increasing responsibilities, including as Vice President of Investment Banking at Burnham Hill Partners, a division of Pali Capital, Inc. Previously, Mr. Schneiderman worked at H.C. Wainwright & Co., Inc. in 2004 as an investment banking analyst. Mr. Schneiderman holds a bachelor’s degree in economics from Tulane University.

Graeme Currie, PhD (Chief Development Officer) has served as our Chief Development Officer since June 2022. Dr. Currie has over 30 years of drug development experience in both pharmaceutical and biotechnology companies. Dr. Currie was Chief Executive Officer of Alpha5Integrin LLC from January 2021 to June 2022. Prior to that, from 2019 to January 2021, he was Chief Development Officer of Tolerion Inc. LLC. From 2017 to 2019, Dr. Currie was Chief Operating Officer of Rainier Therapeutics. Dr. Currie attended the University of Salford, where he received his Bachelor of Science in Chemistry and Biochemistry, and Aston University, where he received his PhD in DNA methylation.

Non-Employee Directors

Prof. Lawrence Steinman has served on our Board since August 2020. Prior to joining Pasithea, he served on the board of directors of Centocor from 1989 to 1998, the board of directors of Neurocine Biosciences from 1997 to 2005, the board of directors of Atreca from 2010 to 2019, the board of directors of BioAtla from 2016 to the present, and the board of directors of Tolerion from 2013 to the present. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is a member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress in 1988 and 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. He also received an honorary Ph.D. at the Hasselt University in 2008. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 – 1977) and was an intern and resident at Stanford University Medical School. We believe that Prof. Steinman is qualified to serve on our Board due to his extensive background in medicine and his experience as a board member in the life sciences industry.

Simon Dumesnil has served on our Board since April 2021. He is currently a Managing Partner and Director of Dunraven Capital Partners Limited, an investment management advisory company incorporated in the U.K. whose investments are predominately in Eastern European corporate distressed credits and structured products. From 2013 to 2018, Mr. Dumesnil was Managing Director and Head of Structured Financing Group Americas of UBS Securities LLC, where he was responsible for the structured financing trading book in the USA and LATAM and managed a book of financing positions across fixed income products (corporate syndicated and middle-market loans, corporate bonds, real estate loans, CMBS/RMBS/CLO/ABS, LATAM Sovereign). From 2010 to 2013, he was Managing Director and Co-Head Private-Side Structuring Group EMEA of UBS AG., where he was responsible for arranging structured solution transactions and acquisitions for FIG and Special Situation Group (SSG) and also co-headed the illiquid financing business. From 2009 to 2010, Mr. Dumesnil was the Chief Investment Officer Bluestone Capital Management and responsible for investments in distressed assets across Europe. From 2008 to 2009, Mr. Dumesnil was Director of Lehman Brother Holding Inc. and responsible for restructuring and unwinding Lehman Brothers Special Financing Inc. derivative book post-bankruptcy. From 2003 to 2008, Mr. Dumesnil was Director of Lehman Brothers International (Europe). Throughout his career at Dunraven Capital Management, UBS Securities, UBS AG, Bluestone Capital Management and Lehman Brothers, Mr. Dumesnil advised and underwritten corporate risk related to companies across industries or jurisdictions. He has an in-depth knowledge on corporate restructuring and capital structure optimization for companies across their business life cycle. His experience as Chief Investment Officer during the launch and growth phases of a financial services and technology company represents valuable insights for our Company. Mr. Dumesnil attended Cass Business School, where he received his Master of Science in Banking and International Finance and École des Hautes-Études-Commerciales HEC, where he received his Bachelor in Business and Administration, Finance. We believe that Mr. Dumesnil is qualified to serve on our Board due to his management and investment experience.

Dr. Emer Leahy has served on our Board since June 2021. Dr. Leahy received her Ph.D. in neuropharmacology from University College Dublin, Ireland in 1990, and her MBA from Columbia University in 2000. She has been with PsychoGenics Inc., a preclinical CNS service company, since 1999 and is currently serving as its Chief Executive Officer and is responsible for compensation recommendations companywide. Prior to her appointment as the Chief Executive Officer, she was the vice president of business development. Dr. Leahy is also the Chief Executive Officer of PGI Drug Discovery LLC, a company engaged in psychiatric drug discovery with five partnered clinical programs including one in Phase III. Additionally, Dr. Leahy is currently serving as a member of both the compensation committee and the audit committee of Bright Minds Biosciences, a biotech company. Dr. Leahy has more than 30 years of experience in drug discovery, clinical development and business development for pharmaceutical and biotechnology companies, including extensive knowledge of technology assessment, licensing, mergers and acquisitions, and strategic planning. She also holds an Adjunct Associate Professor of Neuroscience position at Mount Sinai School of Medicine. Dr. Leahy served on the Emerging Companies Section Governing Board for the board of directors of the Biotechnology Industry Organization, the Business Review Board for the Alzheimer’s Drug Discovery Foundation, and the Scientific Advisory Board of the International Rett Syndrome Foundation. She also currently serves on the board of directors of PsychoGenics Inc, the board of directors of Intensity Therapeutics, and the Board of Trustees of BIONJ. We believe that Dr. Leahy is qualified to serve on our Board due to her extensive pharmaceutical, biotechnology and business background.

Alfred Novak has served on our Board since September 2022. Mr. Novak has broad operating experience as a Chief Executive Officer and Chief Financial Officer and has served on the boards of several pharmaceutical and medical device companies. Mr. Novak brings financial acumen and extensive expertise in product development, regulatory approval, commercial activities, and a track record of delivering substantial value for stockholders. Between October 2015 to June 2022, Mr. Novak served as a director of LivaNova Plc (NASDAQ: LIVN), which is a medical device company. From May 2017 to November 2019, Mr. Novak served as a director of Dova Pharmaceuticals, which was sold to Swedish Orphan Biovitrum AB or Sobi™, a company focused on rare diseases, for over $900 million; a director and CEO of Biosense, which was sold to Johnson & Johnson for $400 million; and CFO of Cordis Corporation, which was acquired by Johnson & Johnson for $1.8 billion. He received his MBA from the Wharton School of the University of Pennsylvania with a concentration in Healthcare Administration and a BS from the United States Merchant Marine Academy. We believe Mr. Novak is qualified to serve on our Board due to his extensive experience in product development, the regulatory approval process and commercialization in the pharmaceutical and medical device industries.

CORPORATE GOVERNANCE

Board Composition and Election of Directors

Our Board currently consists of five members. Under our Bylaws, the number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority stockholders may determine by resolution from time to time.

Board of Director Meetings

Our Board met seven times in fiscal 2022. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings of stockholders. Two members of the Board attended the Company’s 2022 annual meeting of stockholders.

Director Independence

Our Board has determined that Simon Dumesnil, Dr. Emer Leahy and Alfred Novak are all “independent” as that term is defined under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board has determined that due to Tiago Reis Marques’ employment as an executive officer of the Company, he currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that he is not “independent” as that term is defined under the rules of the Nasdaq. Our Board has also determined that beginning as of June 21, 2022, due to the Company’s transaction with Alpha-5 integrin, LLC, a Delaware limited liability company (“Alpha-5”), Lawrence Steinman has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that he is not “independent” as that term is defined under the Nasdaq rules.

Notwithstanding the foregoing, the Board determined, due to exceptional and limited circumstances, that Prof. Lawrence Steinman’s membership on the Nominating and Corporate Governance Committee, and the Compensation Committee during the period beginning on June 21, 2022 until March 30, 2023 was required by the best interests of the Company and its stockholders due to his extensive experience with the Company’s operations as a founding member, his prior involvement with our compensation practices and director recruitment process as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, while the Company searched for and engaged a new, appropriately qualified independent board member to replace him. Further, the Board determined, due to exceptional and limited circumstances, that Prof. Lawrence Steinman’s membership on the Audit Committee during the period beginning on June 21, 2022 until September 14, 2022 was required by the best interests of the Company and its stockholders due to his extensive experience with the Company’s operations as a founding member. Upon Mr. Novak’s appointment to the Board and the Audit Committee in September 2022, the Board decided it was no longer necessary to have Prof. Lawrence Steinman serve on the Audit Committee. Further, after an appropriate period of time to allow for Mr. Novak to become familiar with the Company’s operations, compensation and recruitment policies, in March 2023 the Board decided it was appropriate to appoint Mr. Novak to the Compensation Committee and to the Nominating and Corporate Governance Committee, making it no longer necessary to have Prof. Lawrence Steinman serve on these committees.

Board Elections

In accordance with our Bylaws, our stockholders shall elect directors at our annual meeting of stockholders (except as otherwise provided therein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Board Committees

After the consummation of our initial public offering, we established three board committees and adopted charters for such committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee’s charter is available under the Corporate Governance section of our website at www.pasithea.com.

Audit Committee.    The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•        overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•        reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•        discussing our risk management policies;

•        meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•        reviewing and approving or ratifying any related person transactions; and

•        preparing the audit committee report required by SEC rules.

The members of our Audit Committee are Simon Dumesnil (chairperson), Dr. Emer Leahy and Alfred Novak. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Simon Dumesnil is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that Simon Dumesnil (chairperson), Dr. Emer Leahy and Alfred Novak are independent under the heightened audit committee independence standards of the SEC and Nasdaq.

The Audit Committee operates under a written charter that is available on our website at https://ir.pasithea.com/corporate-governance/board-committees. Our Audit Committee met five times in fiscal 2022.

Compensation Committee.    The Compensation Committee’s responsibilities include:

•        reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

•        overseeing and administering our cash and equity incentive plans;

•        reviewing and making recommendations to our Board with respect to director compensation;

•        reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

•        preparing the annual compensation committee report required by SEC rules, to the extent required.

The members of our Compensation Committee are Dr. Emer Leahy (chairperson), Alfred Novak and Simon Dumesnil. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). The Compensation Committee operates under a written charter that that is available on our website at https://ir.pasithea.com/corporate-governance/board-committees. Our Compensation Committee did not meet in fiscal 2022.

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data. Our Compensation Committee makes decisions as to total compensation for each executive officer other than the chief executive officer, although it may instead, in its discretion, make recommendations to our Board regarding executive compensation for its approval. Our Board makes decisions as to total compensation for our Chief Executive Officer.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2022, our Compensation Committee did not retain any compensation advisors.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee’s responsibilities include:

•        identifying individuals qualified to become board members;

•        recommending to our Board the persons to be nominated for election as directors and to each board committee;

•        developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time; and

•        overseeing a periodic evaluation of our Board.

The members of our Nominating and Corporate Governance Committee are Alfred Novak (chairperson), Dr. Emer Leahy and Simon Dumesnil. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The Nominating and Corporate Governance committee operates under a written charter that that is available on our website at https://ir.pasithea.com/corporate-governance/board-committees. Our Nominating and Corporate Governance Committee did not meet in fiscal 2022.

In evaluating the suitability of individual candidates (both new candidates and current board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. We evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholder Recommendations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and backgrounds to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•        the name and address of the stockholder and the beneficial owner, if any;

•        a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the annual meeting of stockholders upon such nomination and intends to appear in person or by proxy at such annual meeting to propose such nomination;

•        the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

•        a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

•        the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Diversity

In accordance with Nasdaq board diversity listing standards, we are also disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix (As of October 12, 2023)

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Section 16(a) Reporting

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater than 10% stockholders file reports with the SEC relating to their initial beneficial ownership of our securities and any subsequent changes. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. They must also provide us with copies of the reports.

On August 26, 2022, Avi Geller, on behalf of Leonite Capital LLC and certain of its affiliated entities, a 10% owner, filed a Form 4 reporting a purchase of our Common Stock three days late. Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) filed electronically with the SEC by our executive officers and directors owning more than 10% of our Common Stock and upon any written representations received from the executive officers and directors, other than as described above, to our knowledge we believe that all other Section 16(a) filing requirements were met timely in fiscal year 2022.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Secretary.

Corporate Code of Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Business Conduct and Ethics are available, without charge, upon request in writing to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attn: Secretary and are posted on the investor relations section of our website, which is located at www.pasithea.com. We also intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website.

Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors and executives are prevented from engaging in hedging or monetization transactions (including but not limited to prepaid variable forwards, equity swaps, puts, calls, collars, and other derivative instruments), as such transactions allow individuals to continue to own our securities without the full risks and rewards of ownership and as a result, not have the same objectives as other stockholders.

EXECUTIVE COMPENSATION

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2022 to our Chief Executive Officer and Chief Financial Officer. As of December 31, 2022, there were no other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2022 and were serving as executive officers as of such date (the “Named Executive Officers”).

Summary Compensation Table

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($)	Option awards ($)(1)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)(4)
Tiago Reis Marques,	2022	450,000		89,250	—	—	—	—	—	539,250
Chief Executive Officer	2021	243,750		—	288,000	140,141	—	—	—	671,891
Daniel Schneiderman,	2022	135,205	(2)	57,500	—	174,498	—	—	—	367,203
Chief Financial Officer	2021	—		—	—	—	—	—	—	—
Stanley M. Gloss,	2022	60,000		—	—	—	—	—	—	60,000
Former Chief Financial Officer(3)	2021	67,500		—	60,000	284,665	—	—	—	412,165

____________

(1)      In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the Named Executive Officer, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise.

(2)      Mr. Schneiderman was hired as Chief Financial Officer of the Company on October 11, 2022. Salary for Mr. Schneiderman includes $66,667 paid to Mr. Schneiderman as a consultant to the Company from July 1, 2022 through October 10, 2022.

(3)      Mr. Gloss passed away on June 7, 2022.

(4)      Dr. Yassine Bendiabdallah was appointed as our Chief Operating Officer and Head of U.K Clinics on November 1, 2021. For the years ended December 31, 2022 and December 31, 2021, Dr. Bendiabdallah received a salary of $120,000 and $20,000, respectively. Dr. Bendiabdallah received no other compensation during either year. Effective November 1, 2021, we entered into a Consulting Agreement with Yassine Bendiabdallah (the “Consulting Agreement”) to act as the Head of Pasithea Therapeutic U.K., manage all Pasithea U.K. clinics and aid in our E.U. expansion. The Consulting Agreement provides an annual salary of $120,000 to be paid on a monthly basis, includes three weeks of vacation for each year and provides for reimbursement for all reasonable out-of-pocket expenses incurred in connection with the services provided. The Consulting Agreement continues indefinitely until either party decides to terminate the contract. Dr. Bendiabdallah resigned as our Chief Operating Officer and Head of U.K Clinics on March 28, 2023.

Outstanding Equity Awards at December 31, 2022

The following table summarizes the outstanding equity awards held by each Named Executive Officer as of December 31, 2022.

		Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(3)(4)
Tiago Reis Marques, Chief Executive Officer(1)	66,667	133,333	$1.44	December 20, 2031	133,333	$85,600
Daniel Schneiderman, Chief Financial Officer(2)	—	300,000	$6.00	October 11, 2021	—	—
Stanley M. Gloss, Former Chief Financial Officer	—	—	—	—	—	—

____________

(1)      Under the terms of Dr. Marques’ Executive Employment Agreement, on December 20, 2021, he received 1) a grant of 200,000 stock options at an exercise price equal to the closing price of the Common Stock on the grant date and 2) a grant of 200,000 restricted stock units (“RSUs”). Dr. Marques’ stock options and RSUs each vest over three years, with one-third vesting 12 months after the grant date, and the remainder vesting in equal tranches quarterly for two years thereafter.

(2)      Under the terms of Mr. Schneiderman’s Executive Employment Agreement, on October 11, 2022, he received a grant of 300,000 stock options at an exercise price equal to the closing price of the Common Stock on the grant date. Mr. Schneiderman’s stock options each vest over three years, with one-third vesting one year after the grant date, one-third vesting two years after the grant date and the one-third vesting three years after the grant date.

(3)      The market value of unvested RSUs is based on the closing market price of our Common Stock of $0.642 per share on December 31, 2022.

(4)      Dr. Bendiabdallah has not been awarded any options or other units of stock.

There were no option exercises by our Named Executive Officers during our fiscal years ended December 31, 2022 or 2021.

Employment Agreements

Employment Agreement with Dr. Tiago Reis Marques

On January 1, 2022, we entered into an employment agreement with Dr. Marques. Under the terms of Dr. Marques’ employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $450,000 annually. In addition, Dr. Marques is eligible to receive an annual bonus, with a target amount equal to seventy-five percent (75%) of Dr. Marques’ annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Marques’ individual performance. Pursuant to the terms of his employment agreement, Dr. Marques is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Dr. Marques’ employment agreement, Dr. Marques was paid $100,000 as a sign on bonus. We also issued to Dr. Marques stock options to purchase 200,000 shares of Common Stock under our 2021 Stock Incentive Plan (the “2021 Incentive Plan”), with one-third of the total shares vesting on the 12-month anniversary of the grant date, and the remainder vesting in equal quarterly installments thereinafter. Further, we issued to Dr. Marques Restricted Stock Units exercisable for 200,000 shares of Common Stock, with one-third of the total shares underlying the RSUs vesting upon the 12-month anniversary of the grant date, with the remainder vesting in equal quarterly installments thereafter.

We may terminate Dr. Marques’ employment at any time with or without Cause (as that term is defined in Mr. Marques’ employment agreement) and with or without advance notice to Dr. Marques, and Dr. Marques may terminate his employment at any time for any reason upon providing 90 days’ written notice to the Company.

In the event we terminate Dr. Marques’ employment without Cause, we will pay Dr. Marques the equivalent of 12 months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Dr. Marques’ executing a release of claims against the Company. If we terminate Dr. Marques’ employment for any other reason, Dr. Marques will receive no compensation other than what he has earned at the time of the termination and he will not be entitled to any severance benefits.

Employment Agreement with Daniel Schneiderman

On October 11, 2022, we entered into an employment agreement with Mr. Schneiderman. Under the terms of Mr. Schneiderman’ employment agreement, he holds the position of Chief Financial Officer and receives a base salary of $330,000 annually. In addition, Mr. Schneiderman is eligible to receive an annual bonus, with a target amount equal to thirty-five percent (35%) of Mr. Schneiderman’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Schneiderman’ individual performance. Pursuant to the terms of his employment agreement, Mr. Schneiderman is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Mr. Schneiderman’s employment agreement, Mr. Schneiderman was paid $30,000 as a sign on bonus. We also issued to Mr. Schneiderman stock options to purchase 300,000 shares of Common Stock under our 2021 Incentive Plan, with one-third of the total shares vesting on the one year anniversary of the grant date, one-third of the total shares vesting on the two year anniversary of the grant date, and one-third of the total shares vesting on the three year anniversary of the grant date.

We may terminate Mr. Schneiderman’s employment at any time with or without Cause (as that term is defined in Mr. Schneiderman’s employment agreement) and with or without advance notice to Mr. Schneiderman, and Mr. Schneiderman may terminate his employment at any time for any reason upon providing 60 days’ written notice to the Company.

In the event we terminate Mr. Schneiderman’ employment without Cause, we will pay Mr. Schneiderman the equivalent of six months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Mr. Schneiderman’s executing a release of claims against the Company. His stock options will also accelerate and fully vest on his termination date. If we terminate Mr. Schneiderman’ employment for any other reason, Mr. Schneiderman will receive no compensation other than what he has earned at the time of the termination and he will not be entitled to any severance benefits.

Consulting Agreement with Stanley Gloss

On April 13, 2021, we entered into an agreement with Brio Financial Group, LLC (“Brio”), pursuant to which Mr. Gloss served as our Chief Financial Officer and also provided certain other specified financial and accounting services typically provided by a chief financial officer (the “Brio Agreement”). The initial term of the Brio Agreement ran through March 31, 2022. The Company paid a monthly fixed fee of $7,500 during the term of the Brio Agreement. In addition, 25,000 restricted shares of Common Stock were issued to Brio which vested over the 1-year term of the Brio Agreement. Further, the Company issued Mr. Gloss stock options to purchase up to 100,000 shares of Common Stock, which options vested fully upon execution of the Brio Agreement and had an exercise price of $5.00 per share. As of June 7, 2022, Mr. Gloss no longer provided any services to the Company pursuant to the Brio Agreement.

Incentive Award Plans

2021 Incentive Plan

On July 15, 2021, our Board adopted the 2021 Incentive Plan, which plan was approved by our stockholders on July 15, 2021. Under the 2021 Incentive Plan, we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The material terms of the 2021 Incentive Plan are summarized below.

Types of Awards.    The 2021 Incentive Plan provides for the grant of non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.

Eligibility and Administration.    Employees, officers, consultants, directors, and other service providers of the Company and its affiliates are eligible to receive awards under the 2021 Incentive Plan. The 2021 Incentive Plan is administered by the Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of the company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Incentive Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the 2021 Incentive Plan, including any vesting and vesting acceleration conditions.

Share Reserve.    Pursuant to the 2021 Incentive Plan, we have reserved 1,280,732 shares of Common Stock for issuance thereunder, which reserve shall be increased annually beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 3% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board. The share reserve is subject to the following adjustments:

•        The share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.

•        Shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the 2021 Incentive Plan.

Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the Company do not reduce the share reserve limit under the 2021 Incentive Plan.

Director Compensation.    The 2021 Incentive Plan provides for an annual limit on non-employee director compensation of $500,000, increased to $750,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving the additional compensation.

Stock Options.    ISOs may be granted only to employees of the Company, or to employees of a parent or subsidiary of the Company, determined as of the date of grant of such options. An ISO granted to a prospective employee upon the condition that such person becomes an employee shall be deemed granted effective on the date such person commences employment. The exercise price of an ISO shall not be less than 100% of the fair market value of the shares covered by the awards on the date of grant of such option or such other price as may be determined pursuant to the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than the minimum exercise price set forth above if such award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code. Notwithstanding any other provision of the 2021 Incentive Plan to the contrary, no ISO may be granted under the 2021 Incentive Plan after 10 years from the date that the 2021 Incentive Plan was adopted. No ISO shall be exercisable after the expiration of 10 years after the effective date of grant of such award, subject to the following sentence. In the case of an ISO granted to a ten percent stockholder, (i) the exercise price shall not be less than 110% of the fair market value of a share on the date of grant of such ISO, and (ii) the exercise period shall not exceed 5 years from the effective date of grant of such ISO.

Restricted Stock and Restricted Stock Units.    The committee may award restricted stock and RSUs under the 2021 Incentive Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current stockholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a stockholder with respect to the award only when the shares are delivered in the future. RSUs may include dividend equivalents. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The committee may, in its discretion, make adjustments to performance goals based on certain changes in the Company’s business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the committee, in its sole discretion.

Other Shares or Share-Based Awards.    The committee may grant other forms of equity-based or equity-related awards other than stock options, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the committee.

Clawback Rights.    Awards granted under the 2021 Incentive Plan will be subject to recoupment or clawback under the Company’s clawback policy or applicable law, both as in effect from time to time.

Sale of the Company.    Awards granted under the 2021 Incentive Plan do not automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The Company does not use a “liberal” definition of change in control as defined in Institutional Shareholder Services’ proxy voting guidelines. The 2021 Incentive Plan provides flexibility to the committee to determine how to adjust awards at the time of a sale of the Company.

No Repricing.    The 2021 Incentive Plan prohibits the amendment of the terms of any outstanding award, and any other action taken in a manner to achieve (i) the reduction of the exercise price of NQSOs, ISOs or stock appreciation rights (collectively, “Stock Rights”); (ii) the cancellation of outstanding Stock Rights in exchange for cash or other awards with an exercise price that is less than the exercise price or base price of the original award; (iii) the cancellation of outstanding Stock Rights with an exercise price or base price that is less than the then current fair market value of a share of Common Stock in exchange for other awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for the purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted without stockholder approval.

Transferability of Awards.    Except as described below, awards under the 2021 Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The committee has discretion, however, to permit certain transfer of awards to other persons or entities.

Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Incentive Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Amendment and Termination.    The Board may amend, modify or terminate the 2021 Incentive Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the Board or the committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of Common Stock are then listed. The 2021 Incentive Plan will terminate upon the earliest of (1) termination of the 2021 Incentive Plan by the Board, or (2) the tenth anniversary of the Board adoption of the 2021 Incentive Plan. Awards outstanding upon expiration of the 2021 Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “Description of Capital Stock — Limitations on Liability and Indemnification Matters.”

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved will be the lesser of $120,000 or 1% of assets the average of our total assets at year-end for the last two completed fiscal years, in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Limitations on Liability and Indemnification Matters

Our Certificate limits our directors’ liability to the fullest extent permitted under Delaware law, which prohibits our Certificate from limiting the liability of our directors for the following:

•        any breach of the director’s duty of loyalty to us or our stockholders;

•        acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•        unlawful payment of dividends or unlawful stock repurchases or redemptions; or

•        any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended.

Our Bylaws provide that we indemnify our directors and officers to the fullest extent permitted under Delaware law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law (“DGCL”).

We have entered into indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by such persons in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We believe that these provisions in our Certificate and Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the limitation of liability and indemnification provisions of our Certificate, our Bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to our Annual Report on Form 10-K.

The limitation of liability and indemnification provisions in our Certificate and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Director Compensation

The following table sets forth for each non-employee director that served as a director during the year ended December 31, 2022 certain information concerning his or her compensation for the year ended December 31, 2022:

Year Ended December 31, 2022

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)(2)
Prof. Lawrence Steinman	160,000		—	—	—	—	90,000	(5)	250,000
Simon Dumesnil	60,000	(3)	—	—	—	—	—		60,000
Dr. Emer Leahy	60,000	(3)	—	—	—	—	—		60,000
Alfred Novak	14,658	(4)	—	48,933	—	—	—		63,591

____________

(1)      In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the Named Executive Officer, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise.

(2)      All directors receive reimbursement for reasonable out of pocket expenses in attending Board meetings and for participating in our business.

(3)      Amount includes (i) $45,000 in fees paid during fiscal year 2021 for services rendered during fiscal year 2022 and (ii) $15,000 in fees paid during our fiscal year ended December 31, 2023 (“Fiscal Year 2023”) for services rendered during our fiscal year ended December 31, 2022 (“Fiscal Year 2022”).

(4)      Amount includes $7,537 in fees paid during Fiscal Year 2023 for services rendered during Fiscal Year 2022.

(5)      Amount received for consulting services rendered to the Company during Fiscal Year 2022.

Compensation Policy for Non-Employee Directors.

The material terms of the non-employee director compensation program, as it is currently contemplated, are summarized below.

The non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director is eligible to receive an annual retainer of $50,000 plus an additional $10,000 for each Board committee that he or she chairs. A non-employee director serving as chairman of the Board is eligible to receive an additional annual retainer of $100,000. Additionally, upon joining the Board, Non-employee directors are eligible to receive stock options to purchase 100,000 shares of Common Stock, with 50% of the shares subject to the options vesting after the first year of service and 50% vesting after the second year.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2021 Incentive Plan, as described above. Our Board or an authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2021 Incentive Plan. As provided in the 2021 Incentive Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Holders and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 12, 2023 by:

•        each of our Named Executive Officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock is based on 20,836,623 shares of Common Stock outstanding as of October 12, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of October 12, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator of those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock, and Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

	Beneficial Ownership
	Common Stock
Name of Beneficial Owner	Shares(1)	%(2)
5% or Greater Stockholders
PD Joint Holdings, LLC(3)	3,408,696	15.7%
Named Executive Officers and Directors:
Dr. Tiago Reis Marques(4)	843,336	4.0%
Daniel Schneiderman(5)	—	*
Prof. Lawrence Steinman(6)	1,627,174	7.7%
Dr. Emer Leahy(7)	100,000	*
Graeme Currie(8)	125,000	*
Simon Dumesnil(9)	150,000	*
Alfred Novak(10)	—	*
All officers and directors as a group (7 persons)	2,945,510	14.1%

____________

*        Less than 1%.

(1)      Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days.

(2)      Percentages are rounded to nearest tenth of a percent. Percentages are based on 20,836,623 shares of Common Stock outstanding as of October 12, 2023. Warrants, stock options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)      Consists of (i) 2,608,696 shares of Common Stock and (ii) 800,000 shares of Common Stock issuable upon the exercise of a warrant held directly by PD Joint Holdings, LLC Series 2016-A. All share information is based on information disclosed in a statement on Schedule 13G filed with the SEC on February 15, 2023 on behalf of Paul B. Manning, Bradford Manning, PD Joint Holdings, LLC, Series 2016-A, and Tiger Lily Capital, LLC. The business address for each person and entity named in this footnote is 200 Garrett Street, Suite S, Charlottesville, Virginia 22902.

(4)      Includes (i) 716,668 shares of Common Stock and (ii) 116,668 shares of Common Stock issuable upon exercise of vested stock options. Excludes (i) 83,332 unvested options and (ii) 83,332 unvested restricted stock units.

(5)      Includes 100,000 shares of Common Stock issuable upon exercise of vested stock options and excludes 200,000 unvested stock options.

(6)      Includes (i) 1,327,174 shares of Common Stock, (ii) warrants to purchase up to 200,000 shares of Common Stock, and (iii) vested stocks options to purchase up to 100,000 shares of Common Stock. All share information is based on information disclosed in a statement on Schedule 13D filed with the SEC on June 7, 2023 on behalf of Prof. Lawrence Steinman. The business address for Prof. Lawrence Steinman is 1111 Lincoln Road, Suite 500, Miami Beach, Florida 33139.

(7)      Includes 100,000 shares of Common Stock issuable upon exercise of vested stock options.

(8)      Dr. Currie became an executive officer on July 3, 2023. Includes 125,000 shares of Common Stock issuable upon exercise of vested stock options. Excludes 175,000 unvested stock options.

(9)      Includes (i) 50,000 shares of Common Stock and (ii) 100,000 shares of Common Stock issuable upon exercise of vested stock options.

(10)    Excludes 100,000 shares of Common Stock issuable upon exercise of unvested stock options.

Securities Authorized for Issuance Under Existing Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants, and rights(2)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,500,000	$2.28	466,483
Equity compensation plans not approved by security holders	—	$—	—
Total	1,500,000	$2.28	466,483

____________

(1)      Consists of 1,300,000 stock options and 200,000 restricted stock units under the 2021 Incentive Plan.

(2)      The weighted average exercise price does not take into account restricted stock units, which have no exercise price.

(3)      The number of shares of Common Stock available for grant and issuance under the 2021 Incentive Plan is subject to an automatic annual increase on January 1 of each year beginning on January 1, 2022 by an amount equal to 3% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Except as set out below, as of January 1, 2021 there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

•        any director or executive officer of our company;

•        any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of Common Stock;

•        any promoters and control persons; and

•        any member of the immediate family (including spouse, parents, children, siblings and in laws) of any of the foregoing persons.

Pursuant to our Audit Committee charter adopted in 2021, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us have or will have a direct or indirect material interest.

The following includes a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved will be the lesser of $120,000 or 1% of our assets, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

PsychoGenics, Inc.

In April 2023 we entered into a contract with PsychoGenics, Inc. (“PsychoGenics”) for the conduct of one of our preclinical studies. PsychoGenics is a contract manufacturing organization with extensive experience running preclinical and clinical. Pursuant to the contract, we made aggregate payments to PsychoGenics totaling approximately $0.3 million over the term of the contract. The contract was completed in September 2023.

Dr. Emer Leahy, a member of our Board, is the current Chief Executive Officer and a less than 5% owner of PsychoGenics.

Alpha-5 integrin, LLC

On June 21, 2022, we entered into a Membership Interest Purchase Agreement with PD Joint Holdings, LLC Series 2016-A and Prof. Lawrence Steinman (the “Alpha-5 Sellers”), pursuant to which the Alpha-5 Sellers sold all of the issued and outstanding equity of Alpha-5 to the Company. Alpha-5 is a preclinical-stage company developing a monoclonal antibody for the treatment of amyotrophic lateral sclerosis and other neuroinflammatory disorders, such as multiple sclerosis. In connection with the transaction, we issued to the Alpha-5 Sellers 3,260,870 shares of our Common Stock, which had a market value of $1.01 million on the date of the transaction, and warrants exercisable for 1,000,000 shares of Common Stock at an exercise price of $1.88 per share, expiring five years from the acquisition date, the aggregate fair value of which was $0.4 million at the date of acquisition.

Prof. Lawrence Steinman, our Executive Chairman and co-founder, was a 20% owner of Alpha-5 at the time of the transaction.

Zen Healthcare

During the year ended December 31, 2020, we entered into a Collaboration Agreement, as amended and restated on August 4, 2021, with Purecare Limited (“Purecare”), a company that operates a health clinic known as the Zen Knightsbridge Clinic, whereby both parties agreed to collaborate on the provision of treatments at Purecare’s London based clinic. Additionally, during the year ended December 31, 2020, we entered into a Collaboration Agreement, as amended and restated on August 4, 2021, with Portman Health Ltd (“Portman”), a company that operates a health clinic known as the Zen Baker Street Clinic.

Our former Chief Operating Officer, Head of UK Clinics, Dr. Yassine Bendiabdallah, is a co-founder, current managing director, and 25% shareholder of Purecare. Dr. Bendiabdallah is also a co-founder and 16.25% shareholder of Portman.

Brio Financial Group

On April 13, 2021, we entered into the Brio Agreement. The initial term of the Brio Agreement ran through March 31, 2022. The Company paid a monthly fixed fee of $7,500 during the term of the Brio Agreement. In addition, 25,000 restricted shares of Common Stock were issued to Brio which vested over the 1-year term of the Brio Agreement. Further, the Company issued Mr. Gloss stock options to purchase up to 100,000 shares of Common Stock, which options vested fully upon execution of the Brio Agreement and had an exercise price of $5.00 per share. As of June 7, 2022, Mr. Gloss no longer provided any services to the Company pursuant to the Brio Agreement.

Named Executive Officers and Current Directors

For information regarding compensation for our Named Executive Officers and current directors, see “Executive Compensation.”

Director Independence

See “Executive Officers, Non-executive employees and directors — Director Independence” and “Executive Officers, Non-executive employees and directors — Board Committees” above.

PROPOSAL NO. 2

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE, AT THE DISCRETION OF THE BOARD, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-TWENTY (1:20), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS, WITH A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (THOUGH NOT BELOW 100,000,000 SHARES)

Overview

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Certificate (the “Reverse Split Certificate of Amendment”), to effect the Reverse Split at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20) (the “Approved Split Ratios” with such second number in the ratio being referred to hereinafter as the “Reverse Split Number”) at any time prior to the one-year anniversary date of the Annual Meeting (the “Reverse Split”), with the exact ratio to be determined by the Board (the “Final Reverse Split Ratio”) without further approval or authorization of our stockholders, with a corresponding reduction in the number of authorized shares of Common Stock by the Final Reverse Split Ratio. However, in the event that such corresponding reduction in the number of authorized shares would result in an authorized whole number of shares less than one-hundred million (100,000,000), then the number of authorized shares of Common Stock will be one-hundred million (100,000,000) (the “Authorized Share Reduction”), which will be effected simultaneously with the Reverse Split.

A vote for this Proposal 2 will constitute approval of the Reverse Split that, if and when authorized by the Board and effected by filing the Reverse Split Certificate of Amendment with the Delaware Secretary of State, will combine between two and twenty shares of our Common Stock into one share of our Common Stock and simultaneously with the Reverse Split, effect the Authorized Share Reduction. Furthermore, as set forth on Annex A, a vote for this Proposal 2 will constitute approval of an amendment to effect the Reverse Split at each of the Approved Split Ratios. If implemented, the Reverse Split and the Authorized Share Reduction will have the effect of decreasing the number of shares of our Common Stock authorized, issued and outstanding. There will be no effect to our current issued and outstanding warrants that are traded on Nasdaq (the “Public Warrants”) or our other issued and outstanding warrants (the “Private Warrants,” collectively with the Public Warrants, the “Warrants”). There will also be no effect to the number of authorized shares of preferred stock under the Certificate.

The Board approved and recommended seeking stockholder adoption and approval of the Reverse Split Certificate of Amendment on October 6, 2023. Accordingly, stockholders are asked to adopt and approve the Reverse Split Certificate of Amendment set forth in Annex A to effect the Reverse Split consistent with those terms set forth in this Proposal 2, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Annex A remains subject to modification to include such changes as may be required by the Delaware Secretary of State.

If approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State unless a later effective time is specific in the Reverse Split Certificate of Amendment. The Reverse Split Certificate of Amendment setting forth the Final Reverse Split Ratio approved by the Board will be filed with the Delaware Secretary of State and any amendment to effect the Reverse Split at the other Approved Split Ratios will be abandoned. Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State, our Board reserves the right to abandon the Reverse Split at any of the Approved Split Ratios and the Authorized Share Reduction and not to file the Reverse Split Certificate of Amendment, even if the Reverse Split Certificate of Amendment is adopted and approved by our stockholders, if our Board, in its discretion, determines that the Reverse Split and Authorized Share Reduction is no longer in the best interests of our Company or our stockholders. Subject to adoption and approval of the Reverse Split Certificate of Amendment, no further action on the part of our stockholders will be required to either implement or abandon the Reverse Split.

Purpose and Rationale for the Reverse Split

Avoid Delisting from Nasdaq.    On January 19, 2023, we received a deficiency letter (the “Letter”) from the Listing Qualifications Department of Nasdaq indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Bid Price Requirement”) because its shares of Common Stock have been selling for 30 consecutive business days at a low price per share. The Letter did not result in the immediate delisting of our Common Stock from the Nasdaq. However, pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Nasdaq staff determined that the Company’s continued listing is predicated on it demonstrating sustained price improvement within a reasonable period of time or effecting a reverse stock split of our Common Stock, which the staff determined to be no later than July 18, 2023. On July 19, 2023, we were provided an additional compliance period of 180 calendar days, or until January 15, 2024, to regain compliance with the Bid Price Requirement. Our Board may determine to effect the Reverse Stock Split even if the trading price of our common stock is at or above the $1.00 per share minimum bid price required for continued listing under Nasdaq rules.

Failure to adopt and approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Split may help us avoid delisting from Nasdaq and any resulting consequences.

As of October 12, 2023, our Common Stock closed at $0.4334 per share on Nasdaq. The Reverse Split, if effected, would likely have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has approved the Reverse Split Certificate of Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting.

Management and the Board have considered the potential harm to us, and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects.    The Board believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Split could help increase analyst and broker’s interest in our Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for the Reverse Split to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

At any Approved Split Ratio greater than one-to-five, the Board will set the number of shares of our authorized Common Stock at 100,000,000 shares, resulting in an effective increase of our authorized shares of Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Common Stock would allow us to issue additional shares of Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an effective increase in the authorized number of shares of Common Stock each time such an action is contemplated.

The effective increase in authorized shares of our Common Stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our Common Stock.

Disadvantages to an effective increase in the number of authorized shares of Common Stock may include:

•        The effective increase in authorized shares of Common Stock which may result from the Reverse Split would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

•        The issuance of authorized but unissued shares of Common Stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our Common Stock and have the desired effect of regaining and/or maintaining compliance with Nasdaq.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and/or maintain compliance with the Bid Price Requirement. However, the effect of the Reverse Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if the Reverse Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split.

A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of the Reverse Split.

If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock and Public Warrants may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split. Further, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Because the number of authorized shares of our Common Stock will not be reduced proportionately at any Approved Split Ratio greater than one-for-five, the Reverse Split may increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Determination of the Ratio for the Reverse Split

If Proposal 2 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) and not more than a ratio of one-for-twenty (1:20). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including:

•        the historical and projected performance of our Common Stock;

•        prevailing market conditions and general economic trends;

•        the projected impact of the Approved Split Ratio on trading liquidity in our Common Stock and our ability to maintain continued listing on Nasdaq; and

•        expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split.

The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of October 12, 2023, after completion of the Reverse Split, we will have between 10,418,311 and 1,041,831 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective time of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

Effect on Authorized Shares of Common Stock

We are currently authorized under our Certificate to issue up to a total of 500,000,000 shares of capital stock, comprised of 495,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. Simultaneously with the Reverse Split, we will be reducing the number of authorized shares of Common Stock by the same ratio as the Final Reverse Split Ratio. However, if the resulting amount of authorized shares of Common Stock would be below 100,000,000, then the number of authorized shares of Common Stock will be set at 100,000,000. Therefore, any Final Reverse Split Ratio above one-to-five will result in an effective increase the number of shares of Common Stock available for issuance under our Certificate. Our Board believes that such an effective increase is in our and our stockholders’ best interests as it would provide us with greater flexibility to issue shares of Common Stock in connection with possible future financings as under our equity incentive plans and for other general corporate purposes.

By effectively increasing the number of authorized but unissued shares of Common Stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, our Board might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of our company and the Board did not authorize the Reverse Split with the intent that it be utilized as a type of anti-takeover device.

Potential Anti-Takeover Effect

Even though the proposed Reverse Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our shareholders.

After Each Reverse Split Ratio

The following table contains the approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a one-for-two (1:2) to one-for-twenty (1:20) Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of October 12, 2023.

	Current	1:2	1:10	1:20
Common Stock Authorized(1)	495,000,000	247,500,000	100,000,000	100,000,000
Common Stock Issued and Outstanding	20,836,623	10,418,311	2,083,662	1,041,831
Number of Shares of Common Stock Reserved for Issuance(2)	17,987,117	8,993,558	1,798,711	899,355
Number of Shares of Common Stock Authorized but Unissued and Unreserved	456,176,260	217,669,820	96,117,627	98,058,814
Price per share, based on the closing price of our Common Stock on October 12, 2023(3)	$0.4334	$0.8668	$4.334	$8.668

____________

(1)      Simultaneously with the Reverse Split, we will effectuate the Authorized Share Reduction which will reduce the number of shares of Common Stock we are authorized to issue under our Certificate by a corresponding amount, however, in the event that such corresponding reduction in the number of authorized shares would result in an authorized number of shares less than one-hundred million (100,000,000), then the number of authorized shares of Common Stock will be one-hundred million (100,000,000).

(2)      Consists of:

•        1,980,000 shares of Common Stock issuable upon exercise of stock options, at a weighted-average exercise price of $1.62 per share;

•        4,400,000 shares of Common Stock issuable upon exercise of the Public Warrants, at a weighted-average exercise price of $6.25 per share;

•        10,956,000 shares of Common Stock issuable upon exercise of the Private Warrants, at a weighted-average exercise price of $3.27 per share;

•        83,332 shares of Common Stock issuable upon vesting of restricted stock units; and

•        567,785 shares of our Common Stock that are available for future issuance under the 2021 Incentive Plan or shares that will become available under our 2021 Incentive Plan.

(3)      The price per share indicated reflects solely the application of the Approved Split Ratio to the closing price of the Common Stock on October 12, 2023.

After the effective date of the Reverse Split, our Common Stock will have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock. The CUSIP for the Public Warrants will remain the same.

Although the number of our outstanding shares of Common Stock would decrease as a result of the Reverse Split, the Board does not intend to use the Reverse Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There is no plan or contemplated plan by our Company to take itself private as of the date of this Proxy Statement.

Our Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock or Public Warrants under the Exchange Act. Our Common Stock and Public Warrants will continue to be reported on Nasdaq under the symbols “KTTA” and “KTTAW,” respectively.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of October 12, 2023 and are on a pre-Reverse Split basis), including:

•        1,980,000 shares of Common Stock issuable upon the exercise of options outstanding at a weighted-average exercise price of $1.62 per share;

•        4,400,000 shares of Common Stock issuable upon exercise of the Public Warrants, at a price of $6.25 per share;

•        83,332 shares of Common Stock issuable upon vesting of restricted stock units; and

•        10,956,000 shares of Common Stock issuable upon exercise of the Private Warrants, at a weighted-average price of $3.27 per share.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Incentive Plan

We maintain the 2021 Incentive Plan, which is designed primarily to provide stock-based incentives to individual service providers. We have issued stock options and restricted stock unit awards pursuant to the 2021 Incentive Plan. In the event of a Reverse Split, the Compensation Committee shall make appropriate adjustment to awards granted under the 2021 Incentive Plan. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date the number of shares of Common Stock issuable upon exercise or settlement, as applicable, of such options or RSUs would be proportionately reduced using the Final Reverse Split Ratio and the exercise price, as applicable, of any such options would be proportionately increased using the Final Reverse Split Ratio. Under the terms of the 2021 Incentive Plan, any fractional shares resulting from such adjustment shall be treated as determined by the Compensation Committee, and in the absence of such determination shall be rounded to the nearest whole share, and we shall have no obligation to make any cash or other payment with respect to such fractional shares. Furthermore, the aggregate number of shares currently available under our 2021 Incentive Plan for future stock option, RSU and other equity-based grants would be proportionally reduced to reflect the Final Reverse Split Ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

If Proposal 3 is approved, the Reverse Stock Split will have the same effect on any awards made under the 2023 Incentive Plan.

Effective Date

The proposed Reverse Split and Authorized Share Reduction would become effective on the date of filing of the Reverse Split Certificate of Amendment with the office of the Delaware Secretary of State, or a later effective time as specified on the Reverse Split Certificate of Amendment. On the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of Common Stock at the Final Reverse Split Ratio. Simultaneously with the Reverse Split, the Authorized Share Reduction will become effective. If the proposed Reverse Split Certificate of Amendment is not adopted and approved by our stockholders, the Reverse Split and the Authorized Share Reduction will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 2, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of a one-for-ten (1:10), if a stockholder held 13 shares of Common Stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the three shares of Common Stock but will maintain ownership of the remaining one share of Common Stock.

In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 200 to 2,000 shares of common stock, depending on the final ratio, prior to the reverse stock split could own fewer than 100 shares of common stock following the reverse stock split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 2 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Certain Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split to our stockholders. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices, all as in effect on the date of this Proxy Statement. Changes in these authorities and differing interpretations could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. This discussion only addresses stockholders who hold Common Stock as capital assets and is for general information purposes. It does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, persons who hold shares of Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code, persons who acquired their shares of Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation, partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members), traders in securities that elect to use the mark-to-market method of accounting, persons whose “functional currency” is not the U.S. dollar, retirement plans, or certain former citizens or long-term residents of the United States. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock, and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed

Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. holders. For purposes of this discussion, a “U.S. holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•        an individual who is a citizen or resident of the United States;

•        a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

In general, the U.S. federal income tax consequences of the Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Split. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the stockholder’s holding period in the fractional share is one year or less as of the effective date of the Reverse Split and long term if such holding period is more than one year. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

As noted above, we believe that the Reverse Split will constitute a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly, we do not expect to recognize taxable income, gain or loss as a result of the proposed Reverse Split.

A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and/or such stockholder does not provide its taxpayer identification number in the manner required (such as by submitting a properly completed IRS Form W-9) or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is properly and timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Bylaws and Delaware law, approval and adoption of this Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of this Proposal 2.

THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL No. 3

APPROVAL OF THE COMPANY’S 2023 STOCK INCENTIVE PLAN, THE RESERVATION OF 2,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE ROLLOVER OF ALL UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE COMPANY’S 2021 STOCK INCENTIVE PLAN

At the Annual Meeting, our stockholders are being asked to approve the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”), to authorize 2,500,000 shares of Common Stock for issuance thereunder, and to approve the rollover of all unused shares of Common Stock reserved under our 2021 Stock Incentive Plan (the “2021 Incentive Plan”) and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan for issuance under the 2023 Incentive Plan. The following description of the principal terms of the 2023 Incentive Plan is a summary and is qualified in its entirety by the full text of the 2023 Incentive Plan, which is attached as Annex B to this Proxy Statement. This summary does not purport to be a complete description of all the provisions of the 2023 Incentive Plan.

General

On October 6, 2023, our Board adopted the 2023 Incentive Plan, subject to stockholder approval, to replace our 2021 Incentive Plan. If approved, no new grants of awards will be made under our 2021 Incentive Plan and all new grants of awards will be made under the 2023 Incentive Plan.

The 2023 Incentive Plan will enable us to continue to provide equity and equity-based awards to eligible employees, officers, non-employee directors and other individual service providers by reserving 2,500,000 shares of our common stock for issuance under the 2023 Incentive Plan, subject to annual increase (like the 2021 Incentive Plan) under the 3% “evergreen” provision of the 2023 Incentive Plan (discussed further below). We believe that offering ownership interests in the Company is a key factor in retaining and recruiting employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success.

As of October 12, 2023, 567,785 shares of our Common Stock remained available for future issuance under the 2021 Incentive Plan (excluding potential future increases under the 2021 Incentive Plan’s evergreen provision). We estimate that with the shares of Common Stock reserved under the 2023 Incentive Plan, the 3% evergreen provision, and the unused shares of Common Stock reserved under the 2021 Incentive Plan, we will have a sufficient number of shares of common stock to cover issuances under the 2023 Incentive Plan through the end of 2027.

Approval of the 2023 Incentive Plan by our stockholders is required, among other things, in order to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans and (ii) allow the grant to eligible employees of options that qualify as “incentive Stock Options” (“ISOs”) under Section 422 of the Code. In the event that our stockholders do not approve this proposal, the 2023 Incentive Plan will not become effective and awards will continue to be made under the 2021 Incentive Plan to the extent that there are available shares of our Common Stock to do so.

The following is a summary of the principal features of the 2023 Incentive Plan. This summary does not purport to be a complete description of all of the provisions of the 2023 Incentive Plan and it is qualified in its entirety by reference to the full text of the 2023 Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B.

Description of the 2023 Incentive Plan

The following description of the material terms of the 2023 Incentive Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2023 Incentive Plan, a copy of which is attached as Annex B to this Proxy Statement and incorporated herein by reference.

Administration.    The 2023 Incentive Plan is administered by the Compensation Committee. However, the entire Board may act in lieu of the Compensation Committee on any manner. The Compensation Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2023 Incentive Plan. The Compensation Committee may also approve rules and regulations for the administration of the 2023 Incentive Plan and amendments or modifications of outstanding awards (except that options and Stock Appreciation Rights (“SARs”) cannot be repriced without shareholder approval). The Compensation Committee may delegate authority to the Chief Executive Officer and/or other officers to grant awards to employees (other than themselves), subject to applicable law and the 2023 Incentive Plan. No awards may be made under the 2023 Incentive Plan on or after the tenth anniversary of the date of Board approval of this 2023 Incentive Plan (the “Expiration Date”), but the 2023 Incentive Plan will continue thereafter while previously granted awards remain outstanding.

Eligibility.    Persons eligible to receive awards under the 2023 Incentive Plan are all employees, officers, directors, consultants, other advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Compensation Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of our Company or any subsidiary. Notwithstanding the foregoing, only Company employees are eligible to receive ISO grants. As of October 12, 2023, the Company and its subsidiaries had a total of eight employees, including three officers, and four non-employee directors. In accordance with our Bylaws, directors who are serving the Company as employees and who receive compensation for their services as such, shall not be eligible to receive any other compensation under the 2023 Incentive Plan for their services as directors of the Company. None of our subsidiaries have employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2023 Incentive Plan other than those who are eligible as officers or directors of the Company. As of October 12, 2023, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2023 Incentive Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2023 Incentive Plan.    The Board has reserved for issuance under the 2023 Incentive Plan (i) 2,500,000 shares of Common Stock, plus (ii) such number of unused shares of Common Stock reserved under the 2021 Incentive Plan as of the date of stockholder approval of this 2023 Incentive Plan, which unused reserve shall be rolled in to the 2023 Incentive Plan (subsections (i) and (ii) together, the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2023 Incentive Plan may, but need not, be issued in respect of ISOs. In addition, shares of our Common Stock that relate to any outstanding grants or awards under the 2021 Incentive Plan as of the date of stockholder approval of this 2023 Incentive Plan that are forfeited, cancelled or otherwise lapse in accordance with applicable plan terms or are surrendered in payment of the exercise price and/or withholding taxes shall be rolled into the 2023 Incentive Plan and added to the Share Reserve (but not issued in respect of ISOs).

The number of shares of Common Stock available for issuance under the 2023 Incentive Plan will automatically increase on January 1st of each year commencing with January 1, 2024 and on each January 1st thereafter until the Expiration Date, in an amount equal to three percent (3%) of the total number of shares of our Common Stock outstanding on the December 31st of the preceding calendar year, unless the Board takes action prior thereto to provide that there will not be an increase in the share reserve for such year or that the increase in the share reserve for such year will be of a lesser number of shares of Common Stock than would otherwise occur. None of the additional shares of Common Stock available for issuance pursuant to this paragraph shall be issued in respect of ISOs.

If any option or SAR granted under the 2023 Incentive Plan terminates without having been exercised in full or if any award is forfeited, or if shares of Common Stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of Common Stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2023 Incentive Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2023 Incentive Plan.

The number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.

Director Compensation.    The 2023 Incentive Plan provides for an annual limit on non-employee director compensation of $500,000, increased to $750,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving the additional compensation.

Terms and Conditions of Options.    Options granted under the 2023 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2023 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On October 12, 2023, the closing sale price of a share of our Common Stock on The Nasdaq Capital Market was $0.4334.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2023 Incentive Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. Unless otherwise provided by the Compensation Committee, no option will provide for vesting or exercise earlier than one year after the date of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, (b) by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may permit, or (c) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee. The Compensation Committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights.    The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. Unless otherwise provided by the Compensation Committee, no SAR will provide for vesting or exercise earlier than one year after the date of grant. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2023 Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•        the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

•        the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units.    The Compensation Committee may award restricted Common Stock and/or restricted stock units under the 2023 Incentive Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Unless otherwise provided by the Compensation Committee, no award of restricted stock or restricted stock units will provide for vesting earlier than one year after the date of grant. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in stock before the restricted stock vests, they will be subject to the same restrictions. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units or paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units.    The Compensation Committee may award performance shares and/or performance units under the 2023 Incentive Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards.    The Compensation Committee may grant incentive bonus awards under the 2023 Incentive Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our Common Stock.

Other Stock-Based and Cash-Based Awards.    The Compensation Committee may award other types of equity-based or cash-based awards under the 2023 Incentive Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions.    The Compensation Committee may, at the time of the grant of an award provide for the effect of a Change in Control (as defined in the 2023 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action the Compensation Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control.

Clawback/Recoupment.    Awards granted under the 2023 Incentive Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment, Termination.    Our Board may at any time amend, suspend or terminate the 2023 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (i) increase the number of shares of Common Stock available under the 2023 Incentive Plan, (ii) change the group of individuals eligible to receive awards, or (iii) extend the term of the 2023 Incentive Plan.

New Plan Benefits and Other Information

The Board and the Compensation Committee have not granted any purchase rights under the 2023 Incentive Plan that are subject to stockholder approval of this Proposal 3. A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2023 Incentive Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this Proxy Statement.

Material Federal Income Tax Consequences

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2023 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2023 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Treatment of Options

The Code treats ISOs and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2023 Incentive Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “Disqualifying Disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a Disqualifying Disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a Disqualifying Disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.

Treatment of Incentive Bonus Awards and Other Stock or Cash-Based Awards

Generally, the recipient of an incentive bonus or other stock or cash-based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our Common Stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A or meet an exemption to Section 409A, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2023 Incentive Plan, but reserve the right to approve grants of awards for an executive officer that exceeds the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2023 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2023 Incentive Plan will be registered under the Securities Act.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2023 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.

Securities Issuable Pursuant to Other Equity Compensation Plans

For information regarding securities issuable pursuant to our unamended 2021 Incentive Plan, please see the information in this Proxy Statement set forth under the caption “Incentive Award Plans.”

Required Vote

Approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. As a result, abstentions will have the effect of a vote “Against” this Proposal 3 and “broker non-votes,” if any, will have no effect on the outcome of this Proposal 3.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL NO. 4

TO ADOPT AND APPROVE THE RESTATED CERTIFICATE

Purpose of the Restated Certificate

Proposal 4 is being presented herein as a single proposal because we believe the specific changes included in the Restated Certificate do not represent substantive changes to stockholder rights, but when taken together, represent best practices and improve the quality of our corporate governance. The changes contained in the Restated Certificate include, but are not limited to:

•        Provide for processes and procedures for the appointment of additional directors to the Board required by the terms of any preferred stock that may be issued by the Company;

•        Remove the ability for stockholders to call special meetings of the stockholders (our Bylaws currently restrict stockholders’ ability to call special meetings, but upon approval of Proposal 4, it will instead be included in the Restated Certificate);

•        Provide that the Board may establish one or more committees thereof, subject to the Bylaws;

•        Provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL; and

•        Provide for exculpation of the officers of the Company from monetary liability in certain circumstances, pursuant to the DGCL.

The following discussion does not purport to be complete and cover all aspects in which the Company’s governance would differ from the governance provisions currently in effect. For complete information, you should read the full text of the Restated Certificate included as Annex C to this Proxy Statement. Each of these proposed material amendments are discussed in greater detail below.

If our stockholders approve this Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Delaware Secretary of State in the form attached hereto as Annex C. The Restated Certificate will include all of the changes listed above as well as the changes contained in Proposals 5(A) through 5(C). If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding those changes which are the subject of Proposals 5(A) through 5(C) that are not approved. Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex C, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex D, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Section 242 of the DGCL, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

This Proposal 4 and each of the proposals comprising Proposal 5 is an element of a comprehensive updating of the Company’s governing documents and are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

We do not believe that the changes included in the Restated Certificate require separate proposals. However, we believe the changes in Proposal 5(A) through 5(C) represent substantive changes to stockholder rights which require separate stockholder approval under SEC rules. These material changes include:

•        Proposal 5(A).    The Restated Certificate provides that our Board be divided into three classes of directors serving staggered three-year terms and to provide that removal of directors shall only be for cause.

•        Proposal 5(B).    The Restated Certificate eliminates the ability of our stockholders to act by written consent without a meeting, requiring all stockholder action to be taken at an annual or special meeting of stockholders.

•        Proposal 5(C).    The Restated Certificate provides that the stockholders of the Company may only adopt, amend, alter or repeal our Bylaws by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) in voting power of the outstanding shares of Common Stock.

Amended and Restated Bylaws

Upon approval of this Proposal 4, the Board intends to amend and restate the Company’s Bylaws to be consistent with any changes to the Certificate adopted and approved by stockholders at the Annual Meeting. Additionally, to improve the overall quality of our corporate governance, several other changes will be made to our Bylaws, including but not limited to:

•        Clarify that a stockholders meeting, special or annual, may be adjourned by the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, by the stockholders present or represented at the meeting, although less than a quorum;

•        Add an exclusive forum provision providing that unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware) shall be the sole and exclusive forum for certain legal actions and proceedings;

•        Clarify that a stockholder’s notice of a nomination or other business to be brought before an annual meeting of stockholders, to be timely, must, if such annual meeting is more than thirty (30) days before or more than seventy (70) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company), changing the specified period from 60 days after such anniversary date to 70 days after such anniversary date;

•        Require that any stockholder director nominations include the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be accompanied by certain consents, information, acknowledgements and representations of each nominee;

•        Clarify the Board’s authority to delegate to committees and such committees’ procedural requirements; and

•        Various other administrative, technical, stylistic, modernizing, clarifying and conforming changes.

The form of amended and restated Bylaws (the “Restated Bylaws”) to be adopted upon the approval of Proposal 4 are attached to this Proxy Statement as Annex E.

Anti-Takeover Effects of Delaware Law and Our Restated Certificate

Certain provisions of Delaware law and our Restated Certificate contain provisions that could, once effective, have the effect of delaying, deferring or discouraging another party from acquiring control of the Company. These provisions may have the effect of discouraging coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with filing the Restated Certificate in any and all of the approved forms and to abandon such action without further action by our stockholders at any time before the effectiveness of the Restated Certificate with the Delaware Secretary of State, even if this Proposal 4 is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 4, you are expressly also authorizing our Board to delay, not proceed with, and abandon, filing the Reverse Certificate in any and all of the approved forms if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.

No Dissenters’ Rights

Under the DGCL, the Company’s stockholders are not entitled to dissenters’ rights and the Company will not independently provide stockholders with any such right.

Required Vote

Approval of this Proposal 4 requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 4.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL NO. 5(A)

TO ADOPT AND APPROVE AN AMENDMENT TO THE CERTIFICATE TO CLASSIFY THE BOARD INTO THREE CLASSES WITH STAGGERED THREE-YEAR TERMS AND TO PROVIDE THAT REMOVAL OF DIRECTORS SHALL ONLY BE FOR CAUSE

On October 6, 2023, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Certificate in the form attached to this Proxy Statement as Annex C, which provides for the establishment of a classified board of directors structure. Our Board currently consists of five members, each elected to one-year terms at each annual meeting of stockholders. If Proposal 5(A) is approved, we will divide our Board into three classes, with each class having a three-year term expiring in a different year, as further described below. The specific amendments to our Certificate necessary to make this change are included in the Restated Certificate attached to this Proxy Statement as Annex C and incorporated herein by reference.

The bracketed language in Article V of the Restated Certificate attached to this Proxy Statement as Annex C and in Article V of the Certificate of Amendment attached to this Proxy Statement as Annex D reflect the changes proposed by this Proposal 5(A). Upon approval of this Proposal 5(A), the Board intends to make conforming changes in the Restated Bylaws as attached to this Proxy Statement as Annex E.

Classified Board of Directors

Delaware law provides, unless otherwise provided in the Certificate or our Bylaws, directors are elected for a one-year term at the annual meeting of stockholders. If Proposal 5(A) is approved, we would be authorized to classify our Board, and such classification would be effective upon the filing and effectiveness of the Restated Certificate or Certificate of Amendment, as applicable (unless a later date is specific in the Restated Certificate or Certificate of Amendment, as applicable), into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), designated as follows:

•        Class I, with their initial terms expiring at the annual meeting of stockholders to be held in 2024 and members of such class serving successive three-year terms thereafter;

•        Class II, with their initial terms expiring at the annual meeting of stockholders to be held in 2025 and members of such class serving successive three-year terms thereafter; and

•        Class III, with their initial terms expiring at the annual meeting of stockholders to be held in 2026 and members of such class serving successive three-year terms thereafter.

After this transition, our directors would serve for three-year terms, with one class being elected each year. Vacancies that occur during the year could be filled by the Board and such director would hold office until the next annual meeting of stockholders.

If this Proposal 5(A) is approved, the Restated Certificate (or the Certificate of Amendment, as applicable) authorizes the Board to assign directors then in office to classes upon the filing with the Delaware Secretary of State of the Restated Certificate (or the Certificate of Amendment, as applicable) providing for classification of the Board.

Our Board currently expects that Dr. Emer Leahy will be designated to serve as the Class I Director for an initial one year term, Alfred Novak and Simon Dumesnil will be designated to serve as Class II Directors for an initial two year term, and Dr. Tiago Reis Marques and Prof. Lawrence Steinman will be designated to serve as Class III Directors for an initial three year term.

Advantages of a Classified Board of Directors

Our Board believes that a classified board structure will help to assure the continuity and stability of our long-term policies in the future and to reduce our vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of our company and its stockholders. Our Board believes that, by encouraging potential acquirers to negotiate directly with our Board, thereby giving our Board added leverage in such negotiations, a classified board structure will increase the likelihood of bona fide offers for our company by serious acquirers. A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our Board in a position to act to maximize value for all stockholders.

A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of our company and its stockholders. Further, it would enable us to benefit more effectively from directors’, particularly non-management directors’, experience and knowledge of our company; while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand our company, its operations and its competitive environment.

Disadvantages of a Classified Board of Directors

While a classified board of directors may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management. Because of the additional time required to change control of our Board, a classified board may also make it more difficult and more expensive for a potential acquirer to gain control of our Board and our company. Currently, a change in control of our Board can be made by stockholders holding a plurality of the votes cast at a single annual meeting where there is a contested director election. If we establish a classified board of directors, it will take at least two annual meetings following the annual meeting at which the classified board structure becomes effective for a potential acquirer to effect a change in control of our Board, even if the potential acquirer were to acquire a majority of our outstanding common stock.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 5(A) is not being recommended in response to any such plan or threat.

Anti-Takeover Effects

A classified board of directors may increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our company. Thus, a classified board of directors could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, a classified board of directors will make it more difficult for stockholders to change the majority composition of our Board, even if our stockholders believe such a change would be beneficial. Because a classified board of directors will make the removal or replacement of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified board of directors will increase the amount of time required for a hostile bidder to acquire control of our company, the existence of a classified board of directors could tend to discourage certain tender offers that stockholders might feel would be in their best interest. However, our Board believes that forcing potential bidders to negotiate with our Board for a change of control transaction will allow our Board to better maximize stockholder value in any change of control transaction.

Other than the proposals being submitted to our stockholders for their consideration at the Annual Meeting, our Board of Directors does not currently contemplate recommending the approval of any other actions that could be construed to affect the ability of third parties to take over or change control of our company.

Removal of Directors Without Cause

If this Proposal 5(A) is approved by stockholders at the Annual Meeting, our Certificate will also be amended to limit our stockholders’ ability to remove directors without cause. This change will be made in order to be consistent with Delaware law which provides that, unless a company’s certificate of incorporation provides otherwise, members of a classified board of directors may be removed only for cause. Accordingly, if Proposal 5(A) is approved, we will amend our Certificate (by filing either the Restated Certificate or the Certificate of Amendment, as applicable) to allow stockholders to remove directors only for cause. This proposed change is set forth in Article V of the Restated Certificate and the Certificate of Amendment, attached hereto as Annexes C and D, respectively.

Our Board believes that allowing stockholders’ to remove directors only for cause will help to assure continuity on the Board and enhances directors’ leadership role in supporting our long-term planning and objectives. The Board also believes it will encourage the Board’s independence from management, and will protect the interests of our stockholders in the event of an unsolicited offer for the Company.

The proposed change may have an anti-takeover effect including some that a majority of the independent stockholders believe might be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 5(A) is not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to our Certificate, Bylaws, Restated Certificate, Certificate of Amendment and Restated Bylaws. The Restated Certificate, the Certificate of Amendment and Restated Bylaws are attached hereto as Annexes C, D and E, respectively.

If our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Delaware Secretary of State in the form attached hereto as Annex C. The Restated Certificate will include all of the changes listed above as well as the changes contained in Proposals 5(A) through 5(C).

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding those changes which are the subject of Proposals 5(A) through 5(C) that are not approved. Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex C, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex D, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Section 242 of the DGCL, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing a classified board and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Restated Certificate (or Certificate of Amendment, as applicable) with the Delaware Secretary of State, even if this Proposal 5(A) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 5(A), you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing a classified board if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the classified board, each member of our Board will continue to be elected to one-year terms at each annual meeting of stockholders.

Required Vote

Approval of this Proposal 5(A) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 5(A).

For the reasons stated above, our Board believes that approval of this Proposal 5(A) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5(A).

PROPOSAL NO. 5(B)

TO ADOPT AND APPROVE AN AMENDMENT TO THE CERTIFICATE TO PROHIBIT THE ABILITY OF STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT

Our Board has unanimously approved and recommends that our stockholders approve the Restated Certificate (or the Certificate of Amendment, as applicable) to eliminate action by written consent of stockholders. Our Board believes that this amendment to our Certificate is in the best interest of our stockholders in order to protect our stockholders from various takeover bids. The bracketed language in Article VIII of the Restated Certificate attached to this Proxy Statement as Annex C and in Article VII of the Certificate of Amendment attached to this Proxy Statement as Annex D reflect the changes proposed by this Proposal 5(B). Upon approval of this Proposal 5(B), the Board intends to make conforming changes in the Restated Bylaws as attached to this Proxy Statement as Annex E.

Delaware law provides that, unless otherwise provided in our Certificate, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action taken is signed by the holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders having a right to vote thereon were present and voted. To be effective, any written consent taken pursuant to the relevant provisions under Delaware law (§228 of the DGCL) must bear the date of signature of each stockholder who signs and must be delivered to the corporation’s registered office in the State of Delaware, its principal place of business or to an officer or agent of the corporation having custody of the minute book of the corporation. In addition, prompt notice of the taking of the corporate action without a meeting by less than the unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the annual meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation.

Our Certificate and Bylaws provide that any action required to be taken at any annual or special meeting of stockholders of the Company or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or holder entitled to vote on the action is present and votes. This Proposal 5(B), if approved, would amend our Certificate to eliminate the ability of our stockholders to act by written consent without a meeting, requiring all stockholder action to be taken at an annual or special meeting of stockholders.

Advantages of Prohibiting Stockholder Action by Written Consent

Our Board believes that the approval of this Proposal 5(B) is in our best interests. By eliminating the ability for stockholders to take action by written consent, all of our stockholders entitled to vote on a particular matter would be provided advance notice of, and given the opportunity to participate in the determination of, any proposed action and the ability to take judicial or other action to protect their interests. In addition, our Board believes that removing the ability for stockholders to act by written consent will avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board.

Disadvantages of Prohibiting Stockholder Action by Written Consent

This Proposal 5(B), in conjunction with the classified board proposal (Proposal 5(A)), might make it more difficult to effect or might discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 5(B) is not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to our Certificate, Bylaws, Restated Certificate, Certificate of Amendment and Restated Bylaws. The Restated Certificate, the Certificate of Amendment and Restated Bylaws are attached hereto as Annexes C, D and E, respectively.

If our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Delaware Secretary of State in the form attached hereto as Annex C. The Restated Certificate will include all of the changes listed above as well as the changes contained in Proposals 5(A) through 5(C).

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding those changes which are the subject of Proposals 5(A) through 5(C) that are not approved. Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex C, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex D, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Section 242 of the DGCL, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing Proposal 5(B) and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Restated Certificate (or Certificate of Amendment, as applicable) with the Delaware Secretary of State, even if this Proposal 5(B) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 5(B), you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing the proposal if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.

Required Vote

Approval of this Proposal 5(B) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 5(B).

For the reasons stated above, our Board believes that approval of this Proposal 5(B) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 5(B).

PROPOSAL NO. 5(C)

TO ADOPT AND APPROVE AN AMENDMENT TO THE CERTIFICATE TO REQUIRE A VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF ALL THEN-OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY TO AMEND OUR BYLAWS

Our Board has unanimously approved and recommends that our stockholders adopt and approve the Restated Certificate to require a supermajority vote to amend, alter or repeal our Bylaws, or to adopt new Bylaws. Currently, the provisions of our Bylaws can be amended by the affirmative vote of a majority of the outstanding shares of our Common Stock. The proposed provision will require the affirmative vote of at least two-thirds in voting power of the outstanding shares of our Common Stock to amend our Bylaws. The bracketed language in Article XI of the Restated Certificate attached to this Proxy Statement as Annex C and in Article VIII of the Certificate of Amendment attached to this Proxy Statement as Annex D reflect the changes proposed by this Proposal 5(C). Upon approval of this Proposal 5(C), the Board intends to make conforming changes in the Restated Bylaws as attached to this Proxy Statement as Annex E.

Advantages of Supermajority Vote Requirement to Amend our Bylaws

Our Board considers a requirement of a two-thirds majority vote to amend our Bylaws to be preferable to a simple majority vote requirement since it ensures that there is broad stockholder support and a clear stockholder mandate to revise or remove these important provisions and deprive stockholders of the benefits described elsewhere in this Proxy Statement under each of those proposals.

Disadvantages of Supermajority Vote Requirement to Amend our Bylaws

While the proposed supermajority vote provision may have the beneficial effects discussed immediately above in making it more difficult to amend or remove the provisions it is intended to protect, it may also perpetuate some or all of the disadvantages described elsewhere in this Proxy Statement under each of those proposals.

If this Proposal 5(C) is approved, the provision regarding two-thirds majority vote to amend our Bylaws will be effective upon the filing with the Delaware Secretary of State of the Restated Certificate (or the Certificate of Amendment, as applicable) (or a later effective time if specified in the Restated Certificate or Certificate of Amendment, as applicable), which we intend to file promptly after stockholder approval is obtained. Our Board may abandon this amendment and the Restated Certificate (or the Certificate of Amendment, as applicable) before or after adoption and approval by the stockholders at any time prior to the effectiveness of the Restated Certificate (or the Certificate of Amendment, as applicable).

This summary does not purport to be complete and is qualified in its entirety by reference to our Certificate, Bylaws, Restated Certificate, Certificate of Amendment and Restated Bylaws. The Restated Certificate, the Certificate of Amendment and Restated Bylaws are attached hereto as Annexes C, D and E, respectively.

If our stockholders approve Proposal 4 and Proposals 5(A) through 5(C), we will be authorized to file the Restated Certificate with the Delaware Secretary of State in the form attached hereto as Annex C. The Restated Certificate will include all of the changes listed above as well as the changes contained in Proposals 5(A) through 5(C).

If Proposal 4 is approved, and any of Proposals 5(A) through 5(C) are not approved, we will be authorized to file the Restated Certificate excluding those changes which are the subject of Proposals 5(A) through 5(C) that are not approved. Each variation of the Restated Certificate, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex C, shall constitute a separate form of the Restated Certificate being adopted and approved by the Board and the stockholders in accordance with Sections 242 and 245 of the DGCL, and each such form of the Restated Certificate (other than the Restated Certificate that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Restated Certificate.

If Proposal 4 is not approved, we will not file the Restated Certificate, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 5(A) through 5(C), in the form set forth as Annex D hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 5(A) through 5(C) are approved and as further noted on Annex D, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Section 242 of the DGCL, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Delaware Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 4 or Proposal 5(A) through 5(C) are approved, we will not file the Restated Certificate or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing Proposal 5(C) and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Restated Certificate (or Certificate of Amendment, as applicable) with the Delaware Secretary of State, even if this Proposal 5(C) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 5(C), you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing the proposal if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.

Required Vote

Approval of this Proposal 5(C) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 5(C).

For the reasons stated above, our Board believes that approval of this Proposal 5(C) is in our best interests and the best interests of our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5(C).

PROPOSAL NO. 6

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum as our independent registered public accounting firm for Fiscal Year 2023. We are asking our stockholders to ratify this appointment.

SEC regulations and the Nasdaq listing standards require our Audit Committee to engage, retain, and supervise our independent registered public accounting firm. Our Audit Committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although stockholder ratification is not required by applicable law nor by our Bylaws, we are submitting our selection of Marcum as our independent registered public accounting firm as a matter of good corporate governance.

We expect that a representative of Marcum will be present at the Annual Meeting, that the representative will have the opportunity to make a statement if he or she so desires, and that he or she will be available to respond to appropriate questions.

Marcum has served as our independent registered public accounting firm since 2020.

This Proposal 6 will be approved with the affirmative vote of a majority of the votes cast at the Annual Meeting. You may vote “for” or “against,” or abstain from voting on, Proposal 6. As a result, abstentions will have the effect of a vote “Against” and “broker non-votes”, if any, will have no effect on the outcome of Proposal 6.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board has appointed Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2023. The following table sets forth the fees billed to the Company for professional services rendered by Marcum for the years ended December 31, 2022 and December 31, 2021:

	Year Ended December 31,
	2022	2021
Services:
Audit Fees(1)	$295,546	$179,347
Audit-Related Fees(2)	51,034	16,480
Tax Fees	—	—
All Other Fees	—	—
Total fees	$346,580	$195,827

____________

(1)      Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)      Audit related fees consisted principally of procedures related to regulatory filings in 2022 and 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.      Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.      Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.      Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.      Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management.

The Audit Committee has discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our fiscal 2022 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee has also appointed Marcum as the Company’s independent registered public accounting firm for Fiscal Year 2023.

Respectfully submitted,
THE AUDIT COMMITTEE
Simon Dumesnil Emer Leahy Alfred Novak

ADDITIONAL INFORMATION

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Pursuant to SEC Rule 14a-8, certain stockholder proposals may be eligible for inclusion in the Company’s proxy statement for the 2024 annual meeting of stockholders. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on June 28, 2024. However, if the date of the 2024 annual meeting of stockholders has been changed by more than 30 days from the date of the Annual Meeting, then the deadline to be considered for inclusion in next year’s proxy statement is a reasonable time before we begin to print and send our proxy materials for the 2024 annual meeting of stockholders. We will announce such date in a current report on Form 8-K. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at the principal executive offices of the Company. To be timely, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the date of the annual meeting. Assuming the date of our 2024 annual meeting of stockholders is not so advanced or delayed, stockholders who wish to make a proposal at our 2024 annual meeting of stockholders must notify us no earlier than August 1, 2024 and no later than August 31, 2024. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2024 annual meeting of stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary, no later than September 30, 2024. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated, unless otherwise specifically provided in such filing.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, may be obtained by stockholders without charge by written or oral request, or may be accessed on the Internet at www.sec.gov or www.pasithea.com.

Householding

Under the rules adopted by the SEC, we may deliver a single Notice to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice, as requested, to any stockholder at the shared address to which a single copy of the Notice was delivered. If you prefer to receive separate copies of the Notice, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer.

Voting by Telephone or the Internet

Provision has been made for you to submit your proxy to vote your shares of Common Stock by telephone or via the Internet. You may also submit a proxy to vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to submit your proxy to vote by any of these methods.

Submitting your proxy to vote by telephone or via the Internet will not affect your right to vote during the Annual Meeting should you decide to attend the Annual Meeting virtually or in person.

The telephone and Internet proxy submission procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. The Company has been advised that the Internet proxy submission procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders submitting a proxy to vote by phone or via the Internet should understand that there may be costs associated, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, the people named as proxies will have discretion to vote thereon.

By Order of the Board of Directors
/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer and Director

October 26, 2023
Miami, Florida

STOCKHOLDERS ARE URGED TO REVIEW BRACKETED LANGUAGE AND ASSOCIATED FOOTNOTES FOR CLARIFICATION OF FINAL LANGUAGE TO BE INCLUDED.

Annex A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION,
OF
PASITHEA THERAPEUTICS CORP.

Pasithea Therapeutics Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the certificate of incorporation of the Corporation, as heretofore amended and restated (the “Current Charter”) is hereby amended as follows:

Article IV of the Current Charter, be and hereby is further amended by replacing paragraph (A) of Article IV with the following:

[“(A) Classes of Stock. The total number of shares of all classes of capital stock that the Company is authorized to issue is [            ]1 shares which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Company is authorized to issue is [            ]2 shares, par value $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is five million (5,000,000) shares, par value $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) without a separate class vote of the holders of Common Stock or Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.]3

[“A.            Classes of Stock. The total number of shares of all classes of capital stock that the Company is authorized to issue is [            ]4, 000,000 shares. The authorized capital stock is divided into: (i) [            ]5, 000,000 shares of

____________

1     Shall be a whole number equal to the sum of the final number of authorized shares of Common Stock (as determined in accordance with Footnote 2) and five million (5,000,000).

2     Shall be a whole number equal to four hundred and ninety five million (495,000,000) divided by the Reverse Stock Split Ratio (defined in Footnote 7), provided, that, if the resulting whole number would be less than one hundred million (100,000,000), the number shall be one hundred million (100,000,000) (it being understood that any amount of authorized shares of Common Stock within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate form of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

3     These bracketed provisions will be included in the Certificate of Amendment if Proposal 2 and Proposal 4 are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute separate forms of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL, with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of such Certificate of Amendment).

4     Shall be a whole number equal to the sum of the final number of authorized shares of Common Stock (as determined in accordance with Footnote 5) and five million (5,000,000).

5     Shall be a whole number equal to four hundred and ninety five million (495,000,000) divided by the Reverse Stock Split Ratio (defined in Footnote 7), provided, that, if the resulting whole number would be less than one hundred million (100,000,000), the number shall be one hundred million (100,000,000) (it being understood that any amount of authorized shares of Common Stock within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate form of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

Annex A-1

common stock having a par value of $0.0001 per share (hereinafter, the “Common Stock”) and (ii) 5,000,000 shares of preferred stock having a par value of $0.0001 per share (hereinafter, the “Preferred Stock”).]6

Upon the effectiveness (“Effective Time”) of the filing of this Certificate of Amendment, a one-for-[            ]7 reverse stock split (the “Reverse Split”) of the Company’s Common Stock, par value $0.0001 per share, shall become effective, pursuant to which each [            ] shares of Common Stock issued and outstanding and held of record by each stockholder of the Company or issued and held by the Company in treasury immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the Company or the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”). The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common Stock, as the case may be, after giving effect to the Reverse Split.

No fractional shares of Common Stock will be issued as a result of or in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive a cash payment (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the exchange the Company is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified as well as the right to receive cash in lieu of fractional shares of New Common Stock after the Effective Time.”

____________

6     These bracketed provisions will be included in the Certificate of Amendment if Proposal 2 is approved and Proposal 4 is not approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute separate forms of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL, with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of such Certificate of Amendment).

7     Shall be a whole number equal to or greater than two (2) and equal to or less than twenty (20), which number is referred to as the “Reverse Split Ratio” (it being understood that any Reverse Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate form of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

Annex A-2

SECOND: The amendments set forth in this Certificate of Amendment were duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall be effective as of _______ Eastern Time on ________, ______.

Annex A-3

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this _____ day of ______, _____.

PASITHEA THERAPEUTICS CORP.

Tiago Reis Marques
Chief Executive Officer and Director

Annex A-4

Annex B

Pasithea Therapeutics CORP.

2023 STOCK Incentive Plan

1.      Establishment and Purpose

1.1 The purpose of Pasithea Therapeutics Corp.’s 2023 Stock Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2.      Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any

Annex B-1

policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i)     Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or

(ii)    The consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or

(iii)   Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv)   The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

2.11 “Company” means Pasithea Therapeutics Corp., a Delaware corporation, and any successor thereto as provided in Section 15.8.

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2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

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2.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.26 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.27 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” means this Pasithea Therapeutics Corp. 2023 Stock Incentive Plan, as it may be amended from time to time.

2.32 “Reporting Person” means an officer, director or greater than ten (10) percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

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3.      Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.      Shares Subject to the Plan

4.1 Plan Share Limitation.

(a)     Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan initially shall be (i) 2,500,000 shares plus (ii) such number of unused shares of Common Stock reserved under the Pasithea Therapeutics Corp. 2021 Stock Incentive Plan (the “2021 Plan”) as of the Effective Date, which unused reserve shall be rolled into this Plan (subsections (i) and (ii) together, the “Share Reserve”); all of which shares may, but need not, be issued in respect of Incentive Stock Options. In addition, there shall be rolled into this Plan and added to the Share Reserve (but not issued in respect of Incentive Stock Options) such number of shares of Common Stock as become available for issuance under the Plan in accordance with Section 4.1(d) hereof.

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(b)    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing with January 1, 2024 and on each January 1 thereafter until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the additional shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

(c)     Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

(d)    To the extent that any award under the 2021 Plan payable in shares of Common Stock is forfeited, cancelled, returned to or repurchased by the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby shall be available for issuance under this Plan. Shares of Common Stock that otherwise would have been issued under the 2021 Plan upon the exercise of a stock option or in payment with respect to any other form of award under the 2021 Plan, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, shall also be available for issuance under this Plan.

4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.3 Outside Director Limitation. Notwithstanding any provision to the contrary in the Plan, the Committee may establish total cash and equity compensation for non-employee members of the Board from time to time, subject to the limitations in the Plan. The Committee will from time to time determine the terms, conditions and amounts of all such non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee member of the Board as compensation for services as a non-employee member of the Board during any fiscal year of the Company may not exceed $500,000, increased to $750,000 in the fiscal year in which the Effective Date occurs or in the fiscal year of a non-employee member of the Board’s initial service as a non-employee member of the Board. The Committee may make exceptions to this limit for individual non-employee

Annex B-6

members of the Board in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee member of the Board receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee members of the Board.

5.      Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6.      Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

6.3 Vesting of Stock Options. The Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Option shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a)     If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

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(b)    If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c)     If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d)    To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may, in its sole discretion, permit and/or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a)     Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b)    Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c)     Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

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(d)    Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e)     Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.      Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Appreciation Right shall provide for vesting or exercise earlier than one (1) year after the Date of Grant. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

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8.      Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Unless otherwise provided by the Committee, no Restricted Stock Award shall provide for vesting earlier than one (1) year after the Date of Grant. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.      Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may, in its sole discretion, provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

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9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. Unless otherwise provided by the Committee, no Restricted Stock Unit shall provide for vesting earlier than one (1) year after the Date of Grant. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee and in compliance with Applicable Law including Section 409A of the Code.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10.    Performance Shares.

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.    Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

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11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.    Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a)     Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b)    The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13.    Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

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13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14.    Change in Control

14.1 Effect of a Change in Control.

(a)     The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b)    Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the

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Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c)     The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

15.    General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd — Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by Applicable Law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a)     Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an

Annex B-14

authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b)    Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

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15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

16.    Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s

Annex B-16

permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of Applicable Law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a)     The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b)    Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c)     Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

Annex B-17

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17.    Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one (1) year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, (i) to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code, or (ii) in a manner that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after October 6, 2033 (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

BOARD APPROVAL: October 6, 2023

STOCKHOLDER APPROVAL:            , 2023

Annex B-18

STOCKHOLDERS ARE URGED TO REVIEW BRACKETED LANGUAGE AND ASSOCIATED FOOTNOTES FOR CLARIFICATION OF FINAL LANGUAGE TO BE INCLUDED.

Annex C

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
PASITHEA THERAPEUTICS CORP.

Pasithea Therapeutics Corp. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.      The name of the Company is Pasithea Therapeutics Corp. The date of the filing of the Company’s original certificate of incorporation with the Secretary of State of the State of Delaware was May 19, 2020. The Company filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on April 8, 2021 (the “Amended and Restated Certificate”).

2.      This Second Amended and Restated Certificate of Incorporation, which both restates and amends the provisions of the Amended and Restated Certificate, has been duly adopted by the Company in accordance with Sections 242 and 245 of the DGCL and has been adopted by the requisite vote of the stockholders of the Company.

3.      The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation is “Pasithea Therapeutics Corp.” (hereinafter called the “Company”).

ARTICLE II

The address of the Company’s registered office in the State of Delaware is 8 The Green STE A, Dover, Kent County, 19901. The name of its registered agent at such address is A Registered Agent, Inc.

ARTICLE III

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).

ARTICLE IV

(A) Classes of Stock. The total number of shares of all classes of capital stock that the Company is authorized to issue is five hundred million (500,000,000) shares which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Company is authorized to issue is four hundred ninety five million (495,000,000) shares, par value $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is five million (5,000,000) shares, par value $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) without a separate class vote of the holders of Common Stock or Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(B) Common Stock. The powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the Common Stock are as follows:

1.      Ranking. The dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Company (the “Board”) upon any issuance of the Preferred Stock of any series.

Annex C-1

2.      Voting. Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes. Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including the terms of any Preferred Stock Designation (as defined below), this “Certificate of Incorporation”) to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

3.      Dividends. Subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor.

4.      Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this Section B(4), shall not be deemed to be occasioned by or to include any other transaction, including any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

(C) Preferred Stock.

Shares of Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:

(a)    the designation of the series, which may be by distinguishing number, letter or title;

(b)    the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(c)    the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(d)    the dates on which dividends, if any, shall be payable;

(e)    the redemption rights and price or prices, if any, for shares of the series;

(f)    the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;

(g)    the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

Annex C-2

(h)    whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(i)    restrictions on the issuance of shares of the same series or any other class or series;

(j)    the voting powers, if any, of the holders of shares of the series generally or upon specified events; and

(k)    any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock.

Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

ARTICLE V

[This Article V is inserted for the management of the business and for the conduct of the affairs of the Company.

(A) General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board, except as otherwise provided by this Certificate of Incorporation or the DGCL.

(B) Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Company shall be fixed from time to time solely by resolution of the Board.

(C) Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective.

(D) Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Company’s first annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective; each director initially assigned to Class II shall serve for a term expiring at the Company’s second annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective; and each director initially assigned to Class III shall serve for a term expiring at the Company’s third annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.

(E) Vacancies. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall, in the case of a newly created directorship, hold office for the full term of the class in which the newly created directorship was created or, in the case of a vacancy, hold office for the remaining term of his or her predecessor and in each case until his or her successor shall be elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.

(F) Removal. Subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board may be removed from office at any time, but only for cause.

Annex C-3

(G) Committees. Pursuant to the Amended and Restated Bylaws of the Company (as the same may be amended and/or restated from time to time, the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

(H) Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

(I) Preferred Stock Directors. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof or any Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof or any Preferred Stock Designation, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate, the person or persons serving as such additional directors shall automatically cease to be qualified to serve as a director and shall automatically cease to be a director and the total authorized number of directors of the Corporation shall be reduced accordingly.

(J)     Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Company need not be by written ballot.]8

[A.    Power of the Board of Directors. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors shall be expressly authorized to:

1.      determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Company;

2.      establish one or more committees of the Board of Directors, by the affirmative vote of a majority of the entire Board of Directors, to which may be delegated any or all of the powers and duties of the Board of Directors to the fullest extent permitted by law; and

3.      exercise all such powers and do all such acts as may be exercised by the Company, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Company (as the same may be amended and/or restated from time to time, the “Bylaws”).

B.      Number of Directors. The number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by a vote of a majority of the entire Board of Directors in the manner provided in the Bylaws. As used in this Certificate of Incorporation, the term “entire Board of Directors” means the total authorized number of directors that the Company would have if there were no vacancies.

____________

8     These bracketed provisions will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 and Proposal 5(A) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

Annex C-4

C.     Vacancies. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock to elect directors, any vacancies on the Board of Directors for any reason, including from the death, resignation, disqualification or removal of any director, and any newly created directorships resulting by reason of any increase in the number of directors shall be filled exclusively by the Board of Directors, acting by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by stockholders. Any directors elected to fill a vacancy shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

D.      Removal of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting as a single class.

E.      Appointment of Directors. Elections of directors need not be by written ballot unless the Bylaws of the Company shall so provide. There shall be no cumulative voting in the election of directors.]9

ARTICLE VI

To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. No repeal or modification of this Article VI shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director or officer of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VII

The Company may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE VIII

[Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of the stockholders and may not be effected by consent in lieu of a meeting of stockholders.]10

____________

9     These bracketed provisions will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 is approved and Proposal 5(A) is not approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

10   This bracketed provision will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 and Proposal 5(B) are approved by the stockholders of the Company (it being understood that this bracketed provision, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

Annex C-5

[Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required to be taken at any annual or special meeting of stockholders of the Company or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or holder entitled to vote on the action is present and votes. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Company may provide. The books of the Company may be kept at such place within or without the State of Delaware as the Bylaws of the Company may provide or as may be designated from time to time by the Board of Directors of the Company.]11

ARTICLE IX

Special meetings of stockholders for any purpose or purposes may be called at any time by the Board, the Chairman of the Board or the Chief Executive Officer of the Company, and may not be called by another other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE X

The Company hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the General Corporation Law may be added or inserted, in the manner now or hereafter prescribed by the General Corporation Law, and all rights, preferences and privileges of whatsoever nature conferred on stockholders, directors or any other persons whomsoever therein granted are subject to this reservation.

ARTICLE XI

[In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend and repeal the Bylaws. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the Bylaws may also be amended, altered or repealed and new Bylaws may be adopted by the stockholders of the Company by the affirmative vote of the holders of at least sixty-six and two-thirds percent (662/3%) in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.]12

____________

11   These bracketed provisions will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 is approved and Proposal 5(B) is not by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

12   This bracketed provision will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 and Proposal 5(C) are approved by the stockholders of the Company (it being understood that this bracketed provision, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

Annex C-6

[A.    Amendment by the Board of Directors. In furtherance, and not in limitation, of the powers conferred upon it by law, the Board of Directors is expressly authorized and empowered to amend, alter, change, adopt or repeal the Bylaws of the Company: provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

B.      Amendment by Stockholders. In addition to any requirements of the General Corporation Law (and notwithstanding the fact that a lesser percentage may be specified by the General Corporation Law), unless otherwise specified in the Bylaws, the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Company to amend, alter, change or repeal or to adopt any provision of the Bylaws of the Company.]13

[Remainder of Page Intentionally Left Blank]

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13   These bracketed provisions will be included in the Second Amended and Restated Certificate of Incorporation if Proposal 4 is approved and Proposal 5(C) is not approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this Second Amended and Restated Certificate of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Second Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 242 and 245 of the DGCL, with each such form of the Second Amended and Restated Certificate of Incorporation (other than the Second Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such Second Amended and Restated Certificate of Incorporation).

Annex C-7

IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer of the Company this [•] day of [•], ___.

PASITHEA THERAPEUTICS CORP.
By:
Name:	Tiago Reis Marques
Title:	Chief Executive Officer

Annex C-8

STOCKHOLDERS ARE URGED TO REVIEW BRACKETED LANGUAGE AND ASSOCIATED FOOTNOTES FOR CLARIFICATION OF FINAL LANGUAGE TO BE INCLUDED.

Annex D

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
PASITHEA THERAPEUTICS CORP.

Pasithea Therapeutics Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:    That the Amended and Restated Certificate of Incorporation of the Company (the “Current Charter”) is hereby amended as follows:

[Article V of the Current Charter, be and hereby is amended by replacing Article V in its entirety with the following:

“(A) General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as otherwise provided by this Certificate of Incorporation or the General Corporation Law.

(B) Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Company shall be fixed from time to time solely by resolution of the Board of Directors.

(C) Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective.

(D) Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Company’s first annual meeting of stockholders held following the time at which the initial classification of the Board of Directors becomes effective; each director initially assigned to Class II shall serve for a term expiring at the Company’s second annual meeting of stockholders held following the time at which the initial classification of the Board of Directors becomes effective; and each director initially assigned to Class III shall serve for a term expiring at the Company’s third annual meeting of stockholders held following the time at which the initial classification of the Board of Directors becomes effective; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.

(E) Vacancies. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board of Directors that results from the death, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall, in the case of a newly created directorship, hold office for the full term of the class in which the newly created directorship was created or, in the case of a vacancy, hold office for the remaining term of his or her predecessor and in each case until his or her successor shall be elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.

(F) Removal. Subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause.

(G) Committees. Pursuant to the Amended and Restated Bylaws of the Company (as the same may be amended and/or restated from time to time, the “Bylaws”), the Board of Directors may establish one or more committees to which may be delegated any or all of the powers and duties of the Board of Directors to the full extent permitted by law.

Annex D-1

(H) Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

(I) Preferred Stock Directors. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof or any Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Company shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof or any designation of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate, the person or persons serving as such additional directors shall automatically cease to be qualified to serve as a director and shall automatically cease to be a director and the total authorized number of directors of the Company shall be reduced accordingly.

(J) Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Company need not be by written ballot.”]14

[Article VII of the Current Charter, be and hereby is amended by replacing Article VII in its entirety with the following:

“Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of the stockholders and may not be effected by consent in lieu of a meeting of stockholders.”]15

[Article VIII of the Current Charter, be and hereby is amended by replacing Article VIII in its entirety with the following:

“In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the Bylaws. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, but in addition to any

____________

14   These bracketed provisions will be included in the Certificate of Amendment if Proposal 4 is not approved and Proposal 5(A) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL, with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Certificate of Amendment and (ii) that all forms of this Certificate of Amendment will be abandoned if Proposal 4 is approved and the Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware).

15   These bracketed provisions will be included in the Certificate of Amendment if Proposal 4 is not approved and Proposal 5(B) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL, with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Certificate of Amendment and (ii) that all forms of this Certificate of Amendment will be abandoned if Proposal 4 is approved and the Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware).

Annex D-2

affirmative vote of the holders of any series of Preferred Stock required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the Bylaws may also be amended, altered or repealed and new Bylaws may be adopted by the stockholders of the Company by the affirmative vote of the holders of at least sixty-six and two-thirds percent (662/3%) in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.”]16

SECOND: SECOND: The amendments set forth in this Certificate of Amendment were duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall be effective as of 4:01 p.m. Eastern Time on ________, 2023.

____________

16    These bracketed provisions will be included in the Certificate of Amendment if Proposal 4 is not approved and Proposal 5(C) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Certificate of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL, with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Certificate of Amendment and (ii) that all forms of this Certificate of Amendment will be abandoned if Proposal 4 is approved and the Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware).

Annex D-3

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer this _____ day of ______, 2023.

PASITHEA THERAPEUTICS CORP.

Tiago Reis Marques
Chief Executive Officer and Director

Annex D-4

Annex E

SECOND AMENDED AND RESTATED BYLAWS
OF
Pasithea Therapeutics Corp.
a Delaware Corporation
(as amended and restated through [•], 2023)

ARTICLE I
STOCKHOLDERS

1.1       Place of Meetings. All meetings of stockholders shall be held at such place, if any, as may be designated from time to time by the Board of Directors (the “Board”) of Pasithea Therapeutics Corp. (the “Corporation”), the Chairman of the Board or the Chief Executive Officer or, if not so designated, at the principal office of the Corporation. The Board may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”).

1.2       Annual Meeting. The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board, the Chairman of the Board or the Chief Executive Officer. The Company may postpone, recess, reschedule or cancel any previously scheduled annual meeting of stockholders.

1.3       Special Meetings. Special meetings of stockholders for any purpose or purposes may be called solely in the manner set forth in the Certificate of Incorporation. The Company may postpone, recess, reschedule or cancel any previously scheduled special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4       Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notices of all meetings shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting). The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.

1.5       Voting List. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. Except as otherwise provided by law, the stock ledger shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

1.6       Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence of holders of one-third of the voting power of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, whether present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law or the Certificate of Incorporation, the presence of the holders of a majority in voting power of the outstanding shares of such class or classes or series, whether present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Annex E-1

1.7       Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, by the stockholders present or represented at the meeting and entitled to vote thereon, although less than a quorum. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

1.8       Proxies. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by applicable law. No such proxy shall be voted upon after three years from its date, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

1.9       Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the a majority of the votes cast affirmatively or negatively on such matter (or if any class or series of stock is entitled to vote as a separate class or series, then in the case of each such class or series, by a majority of the votes cast affirmatively or negatively on such matter by the holders of such class or series of stock), except when a different vote is required by express provision of applicable law, regulation applicable to the Corporation or its securities, the rules or regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in which case such express provisions shall govern. Except as otherwise provided by the Certificate of Incorporation, at all meetings of stockholders for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes cast. Voting at meetings of stockholders need not be by written ballot.

1.10     Notice of Stockholder Business and Nominations.

(A)      Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) solely with respect to the proposal of business (and not with respect to nominations of persons for election to the Board of Directors), pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any committee thereof or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.10 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election of directors or upon such other business, as the case may be, and who complies with the notice procedures set forth in this Section 1.10.

(2)      For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (and must timely provide any updates or supplements to such notice at such times and in such forms provided by this Section 1.10) and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment, postponement or recess of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice

Annex E-2

as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. To be in proper form for purposes of this Section 1.10, such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business and residence address, and principal occupation or employment of the nominee, (ii) all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (iii) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such nominee has with any other person or entity other than the Corporation including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Corporation, (iv) such person’s written consent to being named in the Corporation’s proxy statement and associated proxy card and to serving as a director if elected, (v) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 1.10 if such nominee were the stockholder giving notice hereunder, (vi) a questionnaire completed and signed by such person (in the form to be provided by the Secretary of the Corporation upon written request of any stockholder of record within ten (10) days of such request) with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made and (vii) and a written representation and agreement (in the form to be provided by the Secretary of the Corporation upon written request of any stockholder of record within ten (10) days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors; (b) as to any other business that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, (iv) any direct or indirect material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons with whom such stockholder or beneficial owner, if any, has any agreement, arrangement or understanding in connection with such proposal and (v) such other information relating to any proposed item of business as the Corporation may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act) or of record by such stockholder and such beneficial owner (provided, that such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such stockholder or beneficial owner, if any, has a right to acquire beneficial ownership at any time in the future), (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee (each of the foregoing, a “Stockholder Associated Person”), (including the names of each such Stockholder Associated Person), (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of

Annex E-3

the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting upon such business or nomination, as the case may be, and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether such stockholder or any Stockholder Associated Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination or (c) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this paragraph (A) of this Section 1.10 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee or stockholder seeking to nominate a director candidate or bring other business before an annual meeting to furnish such other information as the Corporation may reasonably request, including, without limitation, for the purpose of determining the eligibility of such proposed nominee to serve as a director of the Corporation or the independence of such proposed nominee. If requested by the Corporation, the information required by this Section 1.10 shall be supplemented by such stockholder of record in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than ten (10) days after any record date for the meeting to disclose such information as of such record date; provided, that no such update or supplement shall cure or affect the accuracy (or inaccuracy) of any representations made by any stockholder or Stockholder Associated Person or the validity (or invalidity) of any nomination or proposal that failed to comply with this Section 1.10 or is rendered invalid as a result of any inaccuracy therein.

(3)      Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.10 to the contrary, in the event that the number of directors to be elected to the Board at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 1.10 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.10 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)       Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or any committee thereof or (2) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.10 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.10. The number of nominees a stockholder may nominate for election at the special meeting at which directors are to be elected (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at such special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.10 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment, postponement or recess of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Annex E-4

(C)       General. (1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the chairman of any meeting of stockholders (and, in advance of any meeting of stockholders, the Board) shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(2)(c)(vi) of this Section 1.10) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.10, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business (including, without limitation, any nominee that is not part of the Corporation’s slate of nominees or any proposed business included in the Corporation’s proxy statement, notice of meeting or other proxy materials or any supplement thereto pursuant to Rule 14-19 or 14a-8 promulgated under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or Stockholder Associated Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any stockholder or Stockholder Associated Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it or such Stockholder Associated Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(2)     For purposes of this Section 1.10, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)     Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.10; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.10 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 1.10 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (A)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.10 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals (other than nominations) in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

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1.11          Conduct of Meetings; Inspectors of Election.

(A)      Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence, by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(B)       The Board may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(C)       The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(D)      The Corporation may, and if required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees, agents or representatives of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and, when the vote is completed, shall certify their determination of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.

ARTICLE II
DIRECTORS

2.1       General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, who may exercise all of the powers of the Corporation except as otherwise provided by law or the Certificate of Incorporation.

2.2       Number, Election; Term and Qualification. The total number of directors constituting the Board shall be as fixed in, or in the manner provided by, the Certificate of Incorporation.              Election of directors need not be by written ballot. The term of office of each director shall be as specified in the Certificate of Incorporation. Directors need not be stockholders of the Corporation.

2.3       Chairman of the Board; Vice Chairman of the Board. The Board may appoint from its members a Chairman of the Board and a Vice Chairman of the Board, neither of whom need be an employee or officer of the Corporation. If the Board appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board and, if the Chairman of the Board is also designated as the Corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.7 of

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these Bylaws. If the Board appoints a Vice Chairman of the Board, such Vice Chairman shall perform such duties and possess such powers as are assigned by the Board. Unless otherwise provided by the Board, the Chairman of the Board or, in the Chairman’s absence, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board.

2.4       Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the whole Board shall constitute a quorum of the Board. If at any meeting of the Board there shall be less than a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.5       Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number is required by law, the Certificate of Incorporation or these Bylaws.

2.6       Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only as expressly provided in the Certificate of Incorporation.

2.7       Newly Created Directorships; Vacancies. Any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled in accordance with the Certificate of Incorporation.

2.8       Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event.

2.9       Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as shall be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.10     Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the affirmative vote of a majority of the directors then in office, or by one director in the event that there is only a single director in office.

2.11     Notice of Special Meetings. Notice of the date, place and time of any special meeting of the Board shall be given to each director (a) in person or by telephone at least twenty-four (24) hours in advance of the meeting, (b) by sending written notice by reputable overnight courier, telecopy, electronic mail, facsimile or other means of electronic transmission, or delivering written notice by hand, to such director’s last known business, home or means of electronic transmission address at least twenty-four (24) hours in advance of the meeting, or (c) by sending written notice by first-class mail to such director’s last known business or home address at least seventy-two (72) hours in advance of the meeting. Such notice may be given by the Secretary or by the Chairman of the Board, the Chief Executive Officer or one of the directors calling the meeting. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting.

2.12     Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.13     Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

2.14     Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation with such lawfully delegable powers and duties as the Board thereby confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any

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committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board may from time to time request. Except as otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE III
OFFICERS

3.1       Titles. The officers of the Corporation may consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer and a Secretary and such other officers with such other titles as the Board shall from time to time determine. The Board may appoint such other officers, including one or more Vice Presidents and one or more Assistant Treasurers or Assistant Secretaries, as it may deem appropriate from time to time. The only individuals who shall be considered the officers of the Corporation shall be those individuals who have been appointed or elected as an officer of the Corporation by the Board.

3.2       Election. The officers of the Corporation shall be elected by the Board.

3.3       Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4       Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until such officer’s successor is duly elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation, disqualification or removal.

3.5       Resignation and Removal. Any officer may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the directors then in office. Except as the Board may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized agreement with the Corporation.

3.6       Vacancies. The Board may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled, for such period as it may determine, any offices. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is duly elected and qualified, or until such officer’s earlier death, resignation, disqualification or removal.

3.7       President; Chief Executive Officer. Unless the Board has designated another person as the Corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board, and shall perform all duties and have all powers that are commonly incident to the office of chief executive or that are delegated to such officer by the Board. The President shall perform such other duties and shall have such other powers as the Board or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

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3.8       Vice Presidents/Other Officers. Each Vice President and any other officer designated by the Board shall perform such duties and possess such powers as the Board or the Chief Executive Officer may from time to time prescribe. The Board may assign to any Vice President the title of Executive Vice President or Senior Vice President, and may assign to any Vice President or other officer any other title selected by the Board.

3.9       Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board, to attend all meetings of stockholders and the Board and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board) shall perform the duties and exercise the powers of the Secretary.

The chairman of any meeting of the Board or of stockholders may designate a temporary secretary to keep a record of any meeting.

3.10     Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board, to make proper accounts of such funds, and to render as required by the Board statements of all such transactions and of the financial condition of the Corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board) shall perform the duties and exercise the powers of the Treasurer.

3.11     Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE IV
CAPITAL STOCK

4.1       Stock Certificates; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Every holder of stock of the Corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the DGCL and each of the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer are duly authorized to sign such certificates by, or in the name of, the Corporation, unless otherwise expressly provided in the resolution of the Board electing such officer.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the Corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of

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stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Within a reasonable time after the issuance or transfer of uncertificated shares, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL or, with respect to Section 151 of DGCL, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

4.2       Transfers. Shares of stock of the Corporation shall be transferable in the manner prescribed by law, the Certificate of Incorporation and in these Bylaws. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation or by transfer agents designated to transfer shares of stock of the Corporation. Subject to applicable law, shares of stock represented by certificates shall be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

4.3       Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate or uncertificated shares in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Corporation may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

4.4       Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

4.5       Regulations. The issue and registration of shares of stock of the Corporation shall be governed by such other regulations as the Board may establish.

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ARTICLE V
GENERAL PROVISIONS

5.1       Fiscal Year. Except as from time to time otherwise designated by the Board, the fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December in each year.

5.2       Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board.

5.3       Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time of the event for which notice is to be given, shall be deemed equivalent to notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in any such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

5.4       Voting of Securities. Except as the Board may otherwise designate, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer may waive notice, vote, consent, or appoint any person or persons to waive notice, vote or consent, on behalf of the Corporation, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for the Corporation (with or without power of substitution and re-substitution), with respect to the securities of any other entity which may be held by this Corporation.

5.5       Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6       Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

5.7       Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

5.8       Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

5.9       Manner of Notice. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation. Notice shall be given (i) if mailed, when deposited in the United States mail, (ii) if delivered by courier service, the earlier of when the notice is received or left at the stockholder’s address, or (iii) if given by electronic mail, when directed at to such stockholder’s electronic mail address (unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the DGCL to be given by electronic transmission). A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. A notice by electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files or information. Any notice to stockholders under any provision of the DGCL, the Certificate of Incorporation or these Bylaws provided by electronic transmission (other than any such notice given by electronic mail) may only be given in a form consented to by such stockholder, and any such notice by electronic transmission shall be deemed to be given as provided by the DGCL.

5.10     Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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ARTICLE VI
AMENDMENTS

These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the Board or by the stockholders as expressly provided in the Certificate of Incorporation.

ARTICLE VII
INDEMNIFICATION AND ADVANCEMENT

7.1       Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 7.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

7.2       Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 7.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

7.3       Authorization of Indemnification. Any indemnification under this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1 or Section 7.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 7.1 or Section 7.2 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

7.4       Good Faith Defined. For purposes of any determination under Section 7.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books

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of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 7.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 7.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 7.1 or 7.2, as the case may be.

7.5       Right of Claimant to Bring Suit. Notwithstanding any contrary determination in the specific case under Section 7.3, and notwithstanding the absence of any determination thereunder, if a claim under Sections 7.1 or 7.2 of the Article VII is not paid in full by the Corporation within (i) ninety (90) days after a written claim for indemnification has been received by the Corporation following the final disposition of the underlying action, suit or proceeding, or (ii) thirty (30) days after a written claim for an advancement of expenses has been received by the Corporation, the claimant may at any time thereafter (but not before) bring suit against the Corporation in the Court of Chancery in the State of Delaware to recover the unpaid amount of the claim, together with interest thereon, or to obtain advancement of expenses, as applicable. It shall be a defense to any such action brought to enforce a right to indemnification (but not in an action brought to enforce a right to an advancement of expenses) that the claimant has not met the standards of conduct which make it permissible under the DGCL (or other applicable law) for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither a contrary determination in the specific case under Section 7.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the claimant has not met any applicable standard of conduct. If successful, in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys’ fees incurred in connection therewith, to the fullest extent permitted by applicable law.

7.6       Expenses Payable in Advance. Expenses, including without limitation attorneys’ fees, incurred by a current or former director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII.

7.7       Nonexclusivity of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that, subject to Section 7.11, indemnification of the persons specified in Sections 7.1 and 7.2 shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Section 7.1 or 7.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

7.8       Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VII.

7.9       Certain Definitions. For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other

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enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

7.10     Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.11     Limitation on Indemnification. Notwithstanding anything contained in this Article VII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 7.5), the Corporation shall not be obligated to indemnify any director, officer, employee or agent in connection with an action, suit proceeding (or part thereof) initiated by such person unless such action, suit or proceeding (or part thereof) was authorized by the Board.

7.12     Contract Rights.  The obligations of the Corporation under this Article VII to indemnify, and advance expenses to, a person who is or was a director or officer of the Corporation shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Article VII shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

ARTICLE VIII

FORUM

8.1       Forum.    Unless the Corporation consents in writing to the selection of an alternative forum, (A) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Notwithstanding the foregoing, this Article VIII shall not apply to claims seeking to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

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SCAN TO VIEW MATERIALS & VOTE PASITHEA THERAPEUTICS CORP. 1111 LINCOLN RD., SUITE 500 MIAMI BEACH, FLORIDA 33139 UNITED STATES VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 28, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KTTA2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 28, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25059-P99410 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PASITHEA THERAPEUTICS CORP For All Withhold All For All Except The Board of Directors recommends you vote “FOR” the following: 1. Election of Directors Nominees: 01) Dr. Tiago Reis Marques 02) Prof. Lawrence Steinman 03) Simon Dumesnil 04) Dr. Emer Leahy 05) Alfred Novak The Board of Directors recommends you vote “FOR” proposals 2, 3, 4, 5(A), 5(B), 5(C), and 6. 2. Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board of Directors, to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders, with a corresponding reduction in the number of authorized shares of common stock (although not below 100,000,000 shares); 3. Approval of the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan; 4. Adoption and approval of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which Restated Certificate would also include the below amendments to effect material changes set forth as separate Proposals 5(A) through 5(C) if and to the extent any such proposal(s) are approved by the stockholders; 5(A). Adoption and approval of an amendment to the Certificate to classify the Board of Directors into three classes with staggered three-year terms and to provide that removal of directors shall only be for cause; Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 5(B). Adoption and approval of an amendment to the Certificate to prohibit the ability of stockholders to take action by written consent; 5(C). Adoption and approval of an amendment to the Certificate to require a vote of the holders of at least two-thirds of all then-outstanding shares of common stock of the Company to amend the Company’s amended and restated bylaws; 6. Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and 7. Transacting such other business as may properly come before the Annual Meeting or any adjournment thereof. Against Abstain For Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V25060-P99410 PASITHEA THERAPEUTICS CORP. Annual Meeting of Stockholders November 29, 2023 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Tiago Reis Marques and Daniel Schneiderman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock ofPASITHEA THERAPEUTICS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on November 29, 2023, via the Internet through a virtual web conference atwww.virtualshareholdermeeting.com/KTTA2023 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side